KAYNE ANDERSON RUDNICK

                                  MUTUAL FUNDS
--------------------------------------------------------------------------------



                                ANNUAL REPORT










                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

                   KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

                   KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND












--------------------------------------------------------------------------------
                               For the Year Ended
                               December 31, 2001

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

TABLE OF CONTENTS ..........................................................   1
SHAREHOLDER LETTER
KAYNE ANDERSON RUDNICK LARGE CAP FUND
     Goal ..................................................................   2
     Commentary ............................................................   2
     Outlook ...............................................................   2
     Schedule of Investments ...............................................   4
KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND
     Goal ..................................................................   6
     Commentary ............................................................   7
     Outlook ...............................................................   8
     Schedule of Investments ...............................................   9
KAYNE ANDERSON RUDNICK INTERNATIONAL FUND
     Goal ..................................................................  12
     Commentary ............................................................  12
     New Purchases .........................................................  13
     Outlook ...............................................................  14
     Schedule of Investments ...............................................  15
KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND
     Goal ..................................................................  17
     Commentary ............................................................  17
     Outlook ...............................................................  18
     Schedule of Investments ...............................................  19
KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
     Goal ..................................................................  22
     Commentary ............................................................  22
     Outlook ...............................................................  22
     Schedule of Investments ...............................................  25
STATEMENTS OF ASSETS AND LIABILITIES .......................................  28
STATEMENTS OF OPERATIONS ...................................................  30
STATEMENTS OF CHANGES IN NET ASSETS ........................................  32
FINANCIAL HIGHLIGHTS .......................................................  34
NOTES TO FINANCIAL STATEMENTS ..............................................  39
INDEPENDENT AUDITORS' REPORT ...............................................  47

                      KAYNE ANDERSON RUDNICK MUTUAL FUNDS

     Dear Shareholder:

     We appreciate your investment in the Kayne Anderson Rudnick Mutual Funds. If you are new to the Kayne Anderson Rudnick family of investors, we welcome you.

    The enclosed annual report contains a commentary and December 31, 2001 financial statements for each of our mutual funds. In each commentary, the portfolio manager reviews the objectives, performance, and outlook for the fund. We hope that you will find these comments interesting and timely.

     As an investment adviser, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer our mutual funds to you so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

     We thank you again for your investment in the Kayne Anderson Rudnick Mutual Funds. We are committed to assisting you with the realization of your financial goals. As always, we welcome your questions and comments.

     Sincerely,

/s/ Richard A. Kayne                                   /s/ Allan M. Rudnick
Richard A. Kayne                                       Allan M. Rudnick
Chief Executive Officer                                Chief Investment Officer
Kayne Anderson Rudnick Investment Management, LLC

KAYNE ANDERSON RUDNICK LARGE CAP FUND

GOAL

The KAYNE ANDERSON RUDNICK LARGE CAP FUND invests in high-quality, large-capitalization companies that enjoy global dominance, excellent management, financial strength, and consistent growth. The investment goal of the Fund is to achieve superior long-term performance by owning shares in some of the world's best companies.

COMMENTARY

The year 2001 was a difficult one for the nation and for the markets here and abroad. For the year, the S&P 500 Index declined 11.9% while the Nasdaq lost 20.13%. The Fund outperformed its benchmark, the S&P 500 Index, with the excess return driven by positive relative stock selection in larger-capitalization equities, a greater concentration in the highest-quality companies, and much better selection within the information technology sector. These factors overcame a substantial penalty for owning strictly larger companies, rather than smaller companies relative to the S&P 500 composition. Including the 2001 performance, the Fund has enjoyed an annualized return of 12.39% since its May 1, 1995 inception.

The best-performing sectors in the Fund during 2001 were basic materials, information technology, energy, and consumer staples. The weakest sectors were consumer discretionary, industrials, and financials. The benefits of a diversified portfolio were evident.

The Large Cap Fund remains exclusively invested in very high-quality companies. A simple, but telling indicator of this quality is the Fund's `AA' average bond credit rating. We believe that the Fund's outperformance against the S&P 500 Index over the last two difficult years is a testament to its high-quality orientation.

OUTLOOK

Looking forward, the economy appears poised for recovery in 2002. Although the companies in the Fund are generally less cyclical and more consistent overall than those in the S&P 500 Index, we believe an improved economic environment will benefit the Fund. The estimated long-term earnings per share growth rate for the Fund is 14%, which provides a strong underpinning for sustained long-term capital appreciation.

We already see demand picking up in some "early-cycle" industries, such as autos and housing, which have benefited from lower interest rates. We expect profit growth in the 10 to 12% range in 2002, with the pace of economic activity increasing as the year progresses.

We have often written about the strong underpinnings of the long-term bull market. The combination of stable economic growth, increasing corporate earnings, moderate inflation, falling interest rates, and global peace helped to sustain the bull market. Last year we saw a few of these conditions erode and turn negative. With the economy sliding into a recession, corporate profits declining, and terrorists threatening global peace, investors sold stocks. Although the fourth quarter showed a strong recovery, the leading equity indexes ended the year with significant declines.

The picture is by no means clear, and we are well aware of some ongoing concerns. The major world economies outside of the U.S. are also weak and do not yet showing signs of a recovery; capital spending by business has not shown any signs of a recovery; and there are concerns about potential terrorist activities.

However, we emphasize that the U.S. economy has a strong foundation to support a recovery. First, fiscal and monetary policies are aligned to stimulate growth. The Federal Reserve is resolved to keep interest rates low and the Administration wants to reduce taxes, even if it means returning to a budget deficit. Second, low inflation allows policymakers wide latitude in their stimulus programs, facilitates long-term business planning, and keeps costs under control for businesses and consumers. Third, consumers have shown they are responsive to attractive pricing. Since October, consumer confidence has improved and although unemployment has increased, we still enjoy a relatively low jobless rate compared with other major economies. Finally, our workforce is the most productive of the major industrial nations, and as in the 1990s, we expect that a new round of capital expenditures will lead to enhanced labor productivity and increases in corporate profits.

The Fund is managed according to certain key investment principles, which are worth recalling:

*    Exclusive focus on very high-quality companies

*    Diversification across major industry sectors

*    Substantial attention to the expected return of each position

*    Strong and consistent earnings growth of the portfolio

*    Long-term investment horizon reflected in low turnover

These principles are founded on the belief that superior companies possess essential competitive advantages that produce high profitability, solid growth, and substantial free cash flow. Our focus as long-term investors is on the nature of a company's business advantages and their sustainability over time. Our core belief is that we can continue to produce durable, long-term growth of capital for our investors by investing in well-managed, superior businesses.

Allan Rudnick,                          Paul Wayne, CFA,
Fund Manager                            Fund Manager


                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
                 RUDNICK LARGE CAP FUND AND THE S & P 500 INDEX

            Average Annual Total Return
     for the periods ending December 31, 2001
One Year       Five Year      Since Inception (5/1/95)
(11.03%)        8.69%                   12.54%

                     Kayne Anderson Rudnick
                          Large Cap Fund           S & P 500 Index w/inc.
                          --------------           ----------------------
May-95                        10,000                     10,000
Jun-95                        10,394                     10,641
Sep-95                        11,089                     11,487
Dec-95                        12,065                     12,178
Mar-96                        12,810                     12,832
Jun-96                        13,249                     13,408
Sep-96                        13,689                     13,823
Dec-96                        14,367                     14,975
Mar-97                        14,719                     15,376
Jun-97                        17,137                     18,062
Sep-97                        17,879                     19,413
Dec-97                        18,821                     19,971
Mar-98                        21,087                     22,757
Jun-98                        21,500                     23,508
Sep-98                        18,511                     21,170
Dec-98                        21,483                     25,678
Mar-99                        22,290                     26,958
Jun-99                        24,268                     28,861
Sep-99                        22,721                     27,055
Dec-99                        24,991                     31,081
Mar-00                        25,071                     31,793
Jun-00                        25,606                     30,947
Sep-00                        24,949                     30,647
Dec-00                        24,492                     28,251
Mar-01                        21,071                     24,900
Jun-01                        22,163                     26,357
Sep-01                        19,586                     22,485
Dec-01                        21,791                     24,893

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED AVERAGE OF U.S. BLUE-CHIP COMPANIES. THIS INDEX IS UNMANAGED AND RETURNS INCLUDE REINVESTED DIVIDENDS.

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

SHARES                                                                 VALUE
------                                                                 -----

COMMON STOCKS: 99.7%
CAPITAL GOODS/ELECTRICAL EQUIPMENT: 4.7%
  123,960     General Electric Co .............................    $  4,968,317
                                                                   ------------
CAPITAL GOODS/MANUFACTURING: 4.5%
  140,400     Honeywell International, Inc ....................       4,748,328
                                                                   ------------
CAPITAL GOODS/MANUFACTURING - DIVERSIFIED: 2.6%
   39,620     Illinois Tool Works, Inc ........................       2,683,066
                                                                   ------------
CONSUMER SERVICES/MEDIA: 2.0%
  101,000     Disney (Walt) Co ................................       2,092,720
                                                                   ------------
CONSUMER STAPLES/BEVERAGES: 4.1%
   90,860     Coca-Cola Co ....................................       4,284,049
                                                                   ------------
CONSUMER STAPLES/CONSUMER PRODUCTS: 5.0%
   66,650     Procter & Gamble Co .............................       5,274,014
                                                                   ------------
CONSUMER STAPLES/FOODS: 2.9%
   58,420     Wm. Wrigley, Jr. Co .............................       3,001,035
                                                                   ------------
ENERGY/PETROLEUM - INTERNATIONAL: 4.6%
  122,840     Exxon Mobil Corp ................................       4,827,612
                                                                   ------------
FINANCIAL/BANKING: 4.4%
  107,180     Wells Fargo & Co ................................       4,656,971
                                                                   ------------
FINANCIAL/FINANCIAL SERVICES: 8.7%
  135,100     American Express Co .............................       4,821,719
   53,520     Fannie Mae ......................................       4,254,840
                                                                   ------------
                                                                      9,076,559
                                                                   ------------
FINANCIAL/INSURANCE: 5.2%
   30,100     American International Group, Inc ...............       2,389,940
   28,340     Marsh & McLennan Companies, Inc. ................       3,045,133
                                                                   ------------
                                                                      5,435,073
                                                                   ------------
FINANCIAL SERVICES (BANKS)/DIVERSIFIED FINANCIAL SERVICES: 2.4%
   49,200     Citigroup, Inc                                          2,483,616
                                                                   ------------
FINANCIAL SERVICES (OTHER)/SAVINGS AND LOAN: 2.4%
   42,500     Golden West Financial Corp ......................       2,501,125
                                                                   ------------

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

SHARES                                                                 VALUE
------                                                                 -----

HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 13.4%
   74,270     Johnson & Johnson ...............................    $  4,389,357
   72,610     Merck & Co., Inc ................................       4,269,468
  136,300     Pfizer, Inc .....................................       5,431,555
                                                                   ------------
                                                                     14,090,380
                                                                   ------------
RAW MATERIALS/CHEMICALS - DIVERSIFIED: 2.4%
   58,900     E. I. du Pont de Nemours and Co .................       2,503,839
                                                                   ------------
RETAIL/APPAREL: 2.7%
  200,500     Gap, Inc. (The) .................................       2,794,970
                                                                   ------------
RETAIL/BUILDING PRODUCTS: 5.2%
  106,200     Home Depot, Inc. (The) ..........................       5,417,262
                                                                   ------------
TECHNOLOGY/COMMUNICATIONS - EQUIPMENT: 2.6%
  150,800     Cisco Systems, Inc.* ............................       2,730,988
                                                                   ------------
TECHNOLOGY/COMPUTERS & OFFICE EQUIPMENT: 3.4%
   29,710     International Business Machines Corp. ...........       3,593,722
                                                                   ------------
TECHNOLOGY/DATA SERVICES: 4.5%
   79,350     Automatic Data Processing, Inc ..................       4,673,715
                                                                   ------------
TECHNOLOGY/SEMICONDUCTORS: 2.4%
   81,160     Intel Corp ......................................       2,552,482
                                                                   ------------
TECHNOLOGY/SOFTWARE: 6.6%
   80,740     Microsoft Corp.* ................................       5,349,025
  114,750     Oracle Corp.* ...................................       1,584,698
                                                                   ------------
                                                                      6,933,723
                                                                   ------------
TELECOMMUNICATION SERVICES/TELEPHONE: 3.0%
   79,350     SBC Communications, Inc .........................       3,108,140
                                                                   ------------
TOTAL COMMON STOCKS
     (cost $105,919,477) ......................................     104,431,706
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
     (cost $105,919,477): 99.7% ...............................     104,431,706
Other Assets less Liabilities: 0.3% ...........................         338,407
                                                                   ------------
NET ASSETS: 100.0%                                                 $104,770,113
                                                                   ============

*Non-income producing security.

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

GOAL

The objectives of the KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND are:

* To build a diversified portfolio of "THE NEXT GENERATION OF BLUE CHIP COMPANIES."

* To produce returns typical of small and mid cap stocks, but with no more risk than the S&P 500 Index of large stocks.

We strive to buy stocks of high-quality companies at discount prices to allow clients to participate in the strong growth of small companies while assuming less financial and stock market risk than the S&P 500.

The following table demonstrates our commitment to these objectives. Our Fund combines: (1) quality comparable to the high-quality benchmark, the S&P 500 Index of large stocks; (2) growth comparable to the high-growth benchmark, the Russell 2500(TM)(small-mid cap) Growth Index, and (3) value comparable to the deep-value benchmark, the Russell 2500(TM) (small-mid cap) Value Index.

                                                                                    RUSSELL   RUSSELL
                                                       KAR      RUSSELL     S&P     2500(TM)  2500(TM)
                                                    SMALL-MID   2500(TM)    500      GROWTH    VALUE
QUALITY                                                CAP      INDEX      INDEX     INDEX     INDEX
-------                                                ---      -----      -----     -----     -----
Return on Equity - Past 5 Years                       24.5%      15.1%     23.9%     16.9%     14.1%     MORE PROFITABLE
Long-Term Debt/Total Capital                          30.1%      39.4%     43.7%     28.1%     48.2%     LESS FINANCIAL RISK
Interest Expense Coverage                             10x         4.6x      4.6x      8x        3.6x     LESS FINANCIAL RISK
Earnings Variance - Past 10 Years                     28.7%      63.6%     42.6%     75.7%     58.2%     MORE DEPENDABLE
S&P Stock Ranking (A+, A, A-)                         47.6%      14.8%     55.6%      5.2%     21.6%     BETTER QUALITY

GROWTH
Earnings Per Share Growth - Past 5 Years              19.5%      12.7%     14.3%     23.1%      8.4%     RECOVERY
Earnings Per Share Growth - Past 10 Years             18.5%       9.6%     14.9%     14.3%      8.3%     RECESSION
Dividend Per Share Growth - Past 5 Years              14.5%       6.6%     10.9%      7.7%      6.4%     RECOVERY
Dividend Per Share Growth - Past 10 Years             14.7%       6.2%     10.1%      6.7%      6.1%     RECESSION
Capital Generation - {ROE x (1-Payout)}               19.7%      11.5%     16.8%     15.5%      9.3%     FASTER GROWTH

VALUE
P/E Ratio - Latest 12 months                          21.7       33.9      29.0      80.4      24.1      BETTER VALUE
Dividend Yield                                         0.8%       1.3%      1.4%      0.3%      2.0%     COMPARABLE INCOME

MARKET CHARACTERISTICS
$ Weighted Average Market Cap - 4 qtr. average        $3.2b      $1.8b    $79b       $1.6b     $2b       BROADER SIZE
Largest Market Cap - 4 qtr. average                  $12.6b      $7.5b   $313.7b     $6.6b     $7.5b     BROADER SIZE
Annualized Standard Deviation - Since Inception       13.9%      18.7%     14.8%     27.6%     14.7%     LESS MARKET RISK

NOTE: AS OF DECEMBER 31, 2001

DATA IS OBTAINED FROM FRANK RUSSELL COMPANY AND IS ASSUMED TO BE RELIABLE. OTHER PRINCIPAL CONSULTANT FIRMS USE DIFFERENT ALGORITHMS TO CALCULATE SELECTED STATISTICS.

ESTIMATES ARE BASED ON CERTAIN ASSUMPTIONS AND HISTORICAL INFORMATION.

COMMENTARY

Small cap, mid cap and large cap stocks performed poorly in 2001 as the nation entered a recession. The Russell 2000(TM) small cap benchmark advanced 2.5% for the year while the Russell Midcap(R) benchmark declined 5.6% and the S&P 500 Index of large stocks lost 11.9%. Our focus on America's highest quality small and mid-sized companies served us well in this environment. Our Fund generated a 6.4% return for the year.

As seen in the following chart, corporate earnings in 2001 experienced their most serious decline since the 1991 recession with estimated earnings declines of 15% and 22% for the small and large stock benchmarks respectively. Despite the national recession, we estimate that the stocks in our Fund grew their combined earnings at a near double-digit rate in 2001. Regardless of the extent of the recovery in corporate earnings this year, we expect our portfolio of companies to generate double-digit earnings growth in 2002.

                         Russell 2000 Earnings Per Share

 89    90     91    92     93     94     95     96    97      98     99     00    01E    02E
 --    --     --    --     --     --     --     --    --      --     --     --    ---    ---
      16.74  5.34  8.60  11.73  12.35  16.67  15.56  17.38  15.30  13.05  15.72  13.36

                           S&P 500 Earnings Per Share

 89    90     91    92     93     94     95     96    97      98     99     00    01E    02E
 --    --     --    --     --     --     --     --    --      --     --     --    ---    ---
      23.42  19.50 22.77 28.07  32.68  38.74  41.02  44.85  44.07  50.82  55.12  42.76

DATA IS OBTAINED FROM FIRST CALL AND IS ASSUMED TO BE RELIABLE.

In the second half of 2001, we replaced Nordson Corporation in the capital goods sector with Donaldson Company, which we believe has better growth prospects. Claire's Stores was sold in the portfolio to lower our exposure to the consumer cyclical sector. New additions to the Fund since our 2001 semi-annual report include:

* Donaldson Company Inc. - Largest manufacturer of filtration systems and replacement filters for heavy equipment

*    OM Group, Inc. - World's #1 producer of cobalt based specialty chemicals

* Reinsurance Group of America, Incorporated - Leading U.S. facultative (non-standard risks) life reinsurer

* Syncor International, Corporation - The nation's only coast-to-coast radiopharmaceutical distributor

OUTLOOK

Because companies in our Fund have grown their earnings through the current recession as earnings of the overall stock market have declined, our Fund is trading at a near historic low relative price-to-earnings valuation. This Fund represents some of the finest businesses in the U.S. growing stronger and with more sustainability than the overall market and available at a discount value. We believe the Fund is well positioned to perform going forward.

Robert Schwarzkopf, CFA,                Sandi Gleason, CFA,
Fund Manager                            Fund Manager

          KAYNE ANDERSON RUDNICK SMALL-MID CAP P/E VERSUS S&P 500 INDEX

                    DATE               P/E RELATIVE TO S&P 500
                    ----               -----------------------
                   12/91                         77.29%
                    1/92                         90.48%
                    2/92                         90.14%
                    3/92                        100.29%
                    4/92                         96.79%
                    5/92                         96.50%
                    6/92                         98.35%
                    7/92                        103.41%
                    8/92                        106.84%
                    9/92                         93.92%
                   10/92                         90.58%
                   11/92                         92.94%
                   12/92                         96.12%
                    1/93                         94.37%
                    2/93                         90.76%
                    3/93                         97.63%
                    4/93                         93.40%
                    5/93                         91.91%
                    6/93                         87.44%
                    7/93                         87.87%
                    8/93                         88.47%
                    9/93                         99.59%
                   10/93                         96.11%
                   11/93                         95.68%
                   12/93                        107.12%
                    1/94                        103.92%
                    2/94                        105.37%
                    3/94                        102.94%
                    4/94                        100.71%
                    5/94                         97.75%
                    6/94                        101.01%
                    7/94                        100.82%
                    8/94                        102.72%
                    9/94                        105.45%
                   10/94                        105.11%
                   11/94                        106.18%
                   12/94                        136.96%
                    1/95                        130.99%
                    2/95                        129.82%
                    3/95                        132.00%
                    4/95                        135.00%
                    5/95                        138.00%
                    6/95                        140.00%
                    7/95                        138.00%
                    8/95                        135.00%
                    9/95                        131.06%
                   10/95                        126.58%
                   11/95                        125.08%
                   12/95                        111.78%
                    1/96                        107.46%
                    2/96                        108.89%
                    3/96                        103.46%
                    4/96                        110.90%
                    5/96                        111.91%
                    6/96                        112.26%
                    7/96                        109.01%
                    8/96                        110.03%
                    9/96                        110.39%
                   10/96                        116.34%
                   11/96                        112.61%
                   12/96                        114.72%
                    1/97                        108.59%
                    2/97                        104.38%
                    3/97                        116.18%
                    4/97                        109.96%
                    5/97                        117.62%
                    6/97                        116.35%
                    7/97                        108.43%
                    8/97                        116.40%
                    9/97                        114.15%
                   10/97                        115.53%
                   11/97                        111.48%
                   12/97                        103.72%
                    1/98                        102.17%
                    2/98                        100.76%
                    3/98                         99.35%
                    4/98                         96.66%
                    5/98                         94.24%
                    6/98                         90.28%
                    7/98                         90.60%
                    8/98                         89.52%
                    9/98                         86.79%
                   10/98                         87.86%
                   11/98                         87.81%
                   12/98                         83.93%
                    1/99                         85.15%
                    2/99                         83.16%
                    3/99                         80.21%
                    4/99                         82.13%
                    5/99                         85.64%
                    6/99                         89.15%
                    7/99                         79.52%
                    8/99                         75.14%
                    9/99                         80.10%
                   10/99                         75.25%
                   11/99                         75.62%
                   12/99                         86.26%
                    1/00                         83.36%
                    2/00                         87.12%
                    3/00                         82.88%
                    4/00                         88.32%
                    5/00                         92.91%
                    6/00                         91.30%
                    7/00                         91.28%
                    8/00                         90.31%
                    9/00                         98.83%
                   10/00                        106.72%
                   11/00                        116.04%
                   12/00                        113.81%
                    1/01                        107.41%
                    2/01                        114.58%
                    3/01                        103.94%
                    4/01                        106.17%
                    5/01                        109.93%
                    6/01                         88.53%
                    7/01                         89.94%
                    8/01                         94.33%
                    9/01                         64.33%
                   10/01                         64.77%
                   11/01                         64.93%
                   12/01                         67.01%

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
    RUDNICK SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE RUSSELL 2500 INDEX

              Average Annual Total Return
       for the periods ending December 31, 2001
One Year       Five Years          Since Inception (10/18/96)
 6.40%           13.81%                    14.33%

              Kayne Anderson Rudnick
                 Small Cap Fund        Russell 2000 Index     Russell 2500 Index
                 --------------        ------------------     ------------------
10/18/1996           10,000                 10,000                 10,000
12/31/1996           10,401                 10,471                 10,438
 3/31/1997           10,129                  9,930                 10,088
 6/30/1997           11,390                 11,539                 11,613
 9/30/1997           12,856                 13,257                 13,279
12/31/1997           12,426                 12,813                 12,980
 3/31/1998           13,781                 14,101                 14,311
 6/30/1998           13,933                 13,444                 13,714
 9/30/1998           12,506                 10,736                 11,099
12/31/1998           14,435                 12,486                 12,694
 3/31/1999           13,838                 11,809                 12,412
 6/30/1999           15,779                 13,646                 14,447
 9/30/1999           14,349                 12,783                 13,516
12/31/1999           14,957                 15,140                 16,174
 3/31/2000           15,402                 16,212                 17,808
 6/30/2000           15,646                 15,600                 17,095
 9/30/2000           16,010                 15,773                 17,506
12/31/2000           18,662                 14,683                 16,865
 3/31/2001           17,903                 13,727                 15,403
 6/30/2001           20,990                 15,689                 17,513
 9/30/2001           17,501                 12,427                 14,219
12/31/2001           19,857                 14,918                 17,070

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE RUSSELL 2000 INDEX IS FORMED BY TAKING THE 3,000 LARGEST U.S. COMPANIES AND THEN ELIMINATING THE LARGEST 1,000 LEAVING A GOOD SMALL COMPANY INDEX. THE RUSSELL 2500 INDEX MEASURES THE PERFORMANCE OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 16% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

 SHARES                                                                VALUE
 ------                                                                -----

COMMON STOCKS: 98.4%
BASIC MATERIALS/BUILDING AND CONSTRUCTION: 2.6%
   95,480     Insituform Technologies, Inc. - Class A* ........    $  2,442,378
                                                                   ------------
BASIC MATERIALS/CHEMICALS: 3.1%
   44,370     OM Group, Inc ...................................       2,936,850
                                                                   ------------
BASIC MATERIALS/PACKAGING: 2.2%
   35,072     Bemis Co ........................................       1,724,841
   10,099     Liqui-Box Corp ..................................         416,584
                                                                   ------------
                                                                      2,141,425
                                                                   ------------
BASIC MATERIALS/PAINTS AND COATING: 2.7%
   66,120     Valspar Corp ....................................       2,618,352
                                                                   ------------
CAPITAL GOODS/AEROSPACE & DEFENSE: 1.1%
   77,331     HEICO Corp. - Class A ...........................       1,043,195
                                                                   ------------
CAPITAL GOODS/MACHINERY EQUIPMENT: 6.6%
   49,100     Donaldson Co., Inc ..............................       1,907,044
   59,807     Federal Signal Corp .............................       1,331,902
   64,710     Teleflex, Inc ...................................       3,061,430
                                                                   ------------
                                                                      6,300,376
                                                                   ------------
CONSUMER CYCLICAL/ADVERTISING: 3.7%
  101,310     Catalina Marketing Corp.* .......................       3,515,457
                                                                   ------------
CONSUMER CYCLICAL/FURNITURE: 2.5%
  107,572     LA-Z Boy, Inc ...................................       2,347,221
                                                                   ------------
CONSUMER CYCLICAL/SERVICES: 9.2%
   69,765     ABM Industries, Inc .............................       2,187,133
   62,880     Cintas Corp .....................................       3,018,240
   76,162     Reynolds & Reynolds, Inc. - Class A .............       1,846,929
   34,982     Strayer Education, Inc ..........................       1,704,323
                                                                   ------------
                                                                      8,756,625
                                                                   ------------
CONSUMER STAPLES/FOOD: 1.1%
   26,307     Tootsie Roll Industries, Inc ....................       1,028,078
                                                                   ------------
ENERGY/OIL AND GAS PRODUCTION: 5.1%
   59,129     Devon Energy Corp ...............................       2,285,336
  102,975     Hanover Compressor Co.* .........................       2,601,148
                                                                   ------------
                                                                      4,886,484
                                                                   ------------

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

  SHARES                                                              VALUE
  ------                                                              -----

FINANCIAL/BANKS: 5.8%
  157,082     National Commerce Financial Corp ................    $  3,974,175
   61,195     Washington Federal, Inc .........................       1,577,607
                                                                   ------------
                                                                      5,551,782
                                                                   ------------
FINANCIAL/FINANCIAL SERVICES: 12.3%
   82,867     Certegy, Inc ....................................       2,835,709
   80,004     Eaton Vance Corp ................................       2,844,142
   47,585     Equifax, Inc ....................................       1,149,178
   58,050     FactSet Research Systems, Inc ...................       2,028,847
   44,560     Fair, Isaac and Company, Inc ....................       2,808,171
                                                                   ------------
                                                                     11,666,047
                                                                   ------------
FINANCIAL/INSURANCE: 5.5%
   66,055     Cincinnati Financial Corp .......................       2,519,998
   82,000     Reinsurance Group of America, Inc ...............       2,728,960
                                                                   ------------
                                                                      5,248,958
                                                                   ------------
FINANCIAL/FINANCIAL TECHNOLOGY: 4.2%
  180,815     Jack Henry & Associates .........................       3,949,000
                                                                   ------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 9.9%
   35,596     King Pharmaceuticals, Inc.* .....................       1,499,659
   39,400     Landauer, Inc ...................................       1,333,690
   78,785     Techne Corp.* ...................................       2,903,227
  129,210     Syncor International Corp .......................       3,700,574
                                                                   ------------
                                                                      9,437,150
                                                                   ------------
HEALTH CARE/MEDICAL INFORMATION SYSTEMS: 6.1%
  132,440     Hooper Holmes, Inc ..............................       1,185,338
  237,965     IMS Health, Inc .................................       4,642,697
                                                                   ------------
                                                                      5,828,035
                                                                   ------------
TECHNOLOGY/SEMICONDUCTORS: 3.7%
   67,164     Maxim Integrated Products, Inc.* ................       3,526,782
                                                                   ------------
TECHNOLOGY/SOFTWARE & SERVICES: 6.4%
   49,395     Black Box Corp.* ................................       2,612,008
   85,615     CSG Systems International, Inc.* ................       3,463,127
                                                                   ------------
                                                                      6,075,135
                                                                   ------------
TRANSPORTATION/TRANSPORTATION - SERVICES: 4.6%
  150,800     C.H. Robinson Worldwide, Inc ....................       4,360,382
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $83,471,850) ..........................................      93,659,712
                                                                   ------------

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

                                                                       VALUE
                                                                       -----

TOTAL INVESTMENTS IN SECURITIES
  (cost $83,471,850): 98.4%                                        $ 93,659,712
Other Assets less Liabilities: 1.6%                                   1,478,777
                                                                   ------------
NET ASSETS: 100.0%                                                 $ 95,138,489
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

GOAL

The KAYNE ANDERSON RUDNICK INTERNATIONAL MUTUAL FUND seeks to achieve superior, long-term results by investing in high-quality companies outside the U.S. We pursue this goal through a focused-investment philosophy that relies on: (1) a commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) a valuation-driven decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, high profitability, and consistent earnings. We seek to diversify the Fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI(R) EAFE (Europe, Australia, and the Far East) Index.

COMMENTARY

For the six-months ended December 2001, the Fund was off 12.32% total return versus a decline of 8.45% for the MSCI EAFE Index (in dollar terms). The Fund underperformed during the third quarter, a negative quarter for the international markets, but outperformed during the fourth quarter, a positive quarter for the markets. This result confirms our belief that the Fund is better positioned to benefit from a market recovery when the global economy stabilizes than a protracted bear market.

Over the last six months, Japan was the developed world's worst performing country with a decline of 24.3% in the Topix index (in dollar terms), underperforming the European markets with a -4.5% in the Eurotop 300 Index, (also in dollar terms). European markets' dollar returns were helped by a moderate strengthening of the euro over the period (+4.8%), while the Japanese market's dollar-based return was hurt by a 5.3% decline in the yen-to-dollar exchange rate. In the fourth quarter alone, both the euro and the yen declined sharply against the U.S. dollar, reflecting investors' belief that the U.S. economy is in a position to recover sooner than the European and Japanese economies.

For the full-year 2001, the Fund underperformed its benchmark by approximately 700 basis points ("bp"), after outperforming by approximately 540 bp in 2000. Although disappointing, the Fund's 2001 performance is consistent with its core-growth positioning, as international growth stocks have greatly underperformed international value stocks, both in 2001 and since the start of the market downturn.

For the first three-quarters of the year, the best-performing international equity funds reflected characteristics of deep value, cyclical earnings, lower quality, local rather than global earnings, a bias toward small or mid-cap stocks, underweight U.S. or emerging-market sales, and a concentrated, rather than broad, sector diversification. The Kayne Anderson Rudnick strategy has, by definition, exposure opposite to these characteristics. These factors contributed to our relative underperformance for 2001, but also to our outperformance in the fourth quarter. Yet, over the last two years, the Fund's performance has approximated the MSCI EAFE Index despite the Fund's high-quality positioning during a period when high-quality global companies and consistent growth have dramatically underperformed. The underperformance of the MSCI EAFE Index, -21.4%, versus the S&P 500 Index, -11.9%, is even more disappointing because in many ways it does not reflect underlying fundamentals, particularly among European corporations. Most international equity markets are now sharply undervalued compared to the U.S. Although it may be tempting to underweight an allocation to international equities, it is important to remember that "reversion to the mean" is a very powerful investment phenomenon that has worked repeatedly for the benefit of the patient investor.

During the second half of 2001, we bought Allied Irish Banks ("AIB"), BP (formerly known as "British Petroleum"), Carrefour, Dexia, and Vivendi Universal (see below), and sold BHP Billiton Ltd. ("BHP"), Cable & Wireless, Diageo, Invensys, and Zurich Financial Services.

Air Liquide, BHP, Canon, Rentokil Initial, and Total Fina Elf were among the top contributors to our performance for the year 2001. Alcatel, Cable & Wireless, Fujitsu, Pearson, and Zurich Financial Services hurt our performance.

NEW PURCHASES

AIB

AIB dominates its home market, Ireland, with a 40% market share in the banking sector. The company pursues a conservative expansion strategy aimed at further developing its franchise in the U.S. and Poland. With a minimal exposure to investment banking and other market-related activities, AIB enjoys good earning visibility. We took advantage of the September 11 market panic to buy into one of the cheapest, quality banks in Europe.

BP

BP's strategy is to provide investors with protection against the volatility of crude oil prices by focusing on the largest, low-cost, higher-margin oil and gas fields. It has repositioned its upstream portfolio to benefit from the expected growth in demand from natural gas. The company has a strong financial position illustrated by its "AA+" Standard & Poor's credit rating.

CARREFOUR

Based in France, Carrefour is the world's second-largest food retailer. After a difficult merger with Promodes in 2000, which led Carrefour to a loss of market share in its home market, the stock lost its historical valuation premium. Now, after several quarters of hard work from its well-respected management team, the company is progressively regaining market share. We believe that we bought one of the world's best retailers at a relative valuation level close to its historic low.

DEXIA

Headquartered in Belgium, Dexia has one of the best credit standings among worldwide financial institutions. Its consistent and predictable earning flows are based on a low-risk, well-diversified business portfolio focused on niche markets such as European public finance and Benelux retail banking. The company's reputation stems from its high cost efficiency and the management's excellent record.

VIVENDI UNIVERSAL

This French-American global media company offers: a range of premium media content and distribution assets, a strong management team with a clear strategy, a limited exposure to advertising revenues (less than 3% of total group's revenues), and a valuation that stands at a sharp discount to its peer group. Expectations remain high for strong profit growth in 2001 and 2002 despite an increasingly difficult business climate.

OUTLOOK

The past 21 months and, particularly, the year 2001 have been difficult for the international asset class. At the end of 2001, the MSCI EAFE Index was back to the level it stood at the end of 1996. International company profits, however, have compounded over the last five years at approximately 14% per annum, suggesting that the sharp decline in international stocks over the past two years does not reflect foreign company fundamentals. During the last five years, many first-class foreign corporations emerged as global competitors to U.S. companies, with the same level of commitment to creating shareholder value. Short-term market participants do not recognize the value of these international companies, making them, we believe, very much undervalued compared to the U.S. market and offering an excellent investment opportunity to the medium to long-term investor.

The Kayne Anderson Rudnick International strategy offers a high-quality investment approach allowing investors to participate selectively in the growth of international markets. The Fund focuses on high-quality foreign companies, which in many cases have taken advantage of the current economic downturn to strengthen their market positions and make their operations more efficient. We positioned the Fund to benefit from renewed economic growth and, in our view, consistently growing global companies should outperform the broader market.

Jean-Baptiste Nadal, CFA
Fund Manager


                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON RUDNICK INTERNATIONAL FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
                         AUSTRALASIA AND FAR EAST INDEX

             Average Annual Total Return
      for the periods ending December 31, 2001
One Year       Five Years          Since Inception (10/18/96)
(29.72%)         4.15%                       4.56%

                           Kayne Anderson Rudnick       MSCI Europe, Australasia
                             International Fund            and Far East Index
                             ------------------            ------------------
10/18/1996                        10,000                         10,000
12/31/1996                        10,256                         10,269
 3/31/1997                        10,604                         10,116
 6/30/1997                        11,949                         11,436
 9/30/1997                        12,306                         11,363
12/31/1997                        11,940                         10,480
 3/31/1998                        13,853                         12,030
 6/30/1998                        14,071                         12,166
 9/30/1998                        12,462                         10,444
12/31/1998                        15,101                         12,611
 3/31/1999                        15,821                         12,796
 6/30/1999                        16,913                         13,130
 9/30/1999                        16,933                         13,715
12/31/1999                        19,792                         16,054
 3/31/2000                        19,888                         16,046
 6/30/2000                        19,854                         15,420
 9/30/2000                        18,641                         14,185
12/31/2000                        17,882                         13,813
 3/31/2001                        14,759                         11,925
 6/30/2001                        14,333                         11,777
 9/30/2001                        11,702                         10,134
12/31/2001                        12,568                         12,830

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX THAT IS THE GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. THE MSCI EAFE INDEX CONSISTS OF SECURITIES LISTED ON EXCHANGES IN EUROPEAN, AUSTRALASIAN AND FAR EASTERN MARKETS AND INCLUDES DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT FEES, BROKERAGE COMMISSIONS, OR OTHER EXPENSES OF INVESTING. THE INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

 SHARES                                                                VALUE
 ------                                                                -----

COMMON STOCKS: 97.6%
BELGIUM: 2.7%
  106,800     Dexia ...........................................    $  1,535,602
                                                                   ------------
FINLAND: 3.9%
   89,107     Nokia ADR .......................................       2,185,795
                                                                   ------------
FRANCE: 16.8%
    7,510     Air Liquide .....................................       1,052,397
  111,145     Alcatel* ........................................       1,899,879
   86,384     Axa ADR .........................................       1,815,792
   11,300     Carrefour Supermarche ...........................         587,525
   72,040     Groupe Danone ADR ...............................       1,725,358
   18,096     Total Fina Elf ADR ..............................       1,271,063
   20,940     Vivendi Universal ...............................       1,146,534
                                                                   ------------
                                                                      9,498,548
                                                                   ------------
GERMANY: 2.6%
   46,636     SAP ADR .........................................       1,489,088
                                                                   ------------
HONG KONG: 3.6%
   34,364     HSBC ADR ........................................       2,051,874
                                                                   ------------
IRELAND: 2.5%
  121,600     Allied Irish Banks PLC ..........................       1,407,386
                                                                   ------------
JAPAN: 15.7%
   65,000     Canon ...........................................       2,233,355
  135,000     Fujitsu .........................................         981,180
   84,000     Matsushita Electric Industrial ..................       1,077,040
  176,000     Minebea .........................................         946,634
      210     Nippon Telegraph & Telephone ....................         683,148
   10,000     SMC Corp ........................................       1,016,304
   28,700     Sony ............................................       1,309,713
  141,000     Sumitomo Bank ...................................         596,176
                                                                   ------------
                                                                      8,843,550
                                                                   ------------
MEXICO: 2.9%
  108,451     Panamerican Beverages ADR .......................       1,611,582
                                                                   ------------

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

 SHARES                                                               VALUE
 ------                                                               -----

NETHERLANDS: 13.0%
   68,245     Aegon ...........................................    $  1,847,051
   33,152     Heineken ........................................       1,257,051
   77,809     ING Groep NV ....................................       1,983,982
   77,725     Koninklijke Ahold ...............................       2,261,402
                                                                   ------------
                                                                      7,349,486
                                                                   ------------
SPAIN: 9.8%
  115,505     Endesa ADR ......................................       1,809,963
  117,451     Repsol ADR ......................................       1,706,563
  152,058     Telefonica* .....................................       2,034,719
                                                                   ------------
                                                                      5,551,245
                                                                   ------------
SWITZERLAND: 10.6%
   27,100     Adecco SW .......................................       1,473,004
   34,243     Nestle ADR ......................................       1,825,275
   73,476     Novartis ADR ....................................       2,681,874
                                                                   ------------
                                                                      5,980,153
                                                                   ------------
UNITED KINGDOM: 13.5%
  146,550     BP Amoco PLC ....................................       1,137,404
   40,765     GlaxoSmithKline PLC .............................       1,020,841
   98,624     Pearson .........................................       1,133,821
  295,600     Rentokil Initial ................................       1,185,770
   23,424     Reuters ADR .....................................       1,405,205
   68,880     Vodafone ADR ....................................       1,768,838
                                                                   ------------
                                                                      7,651,879
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $65,003,063) ..........................................      55,156,188
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $65,003,063): 97.6% ...................................      55,156,188
Other Assets less Liabilities: 2.4% ...........................       1,357,018
                                                                   ------------
NET ASSETS: 100.0% ............................................    $ 56,513,206
                                                                   ============

*Non-income producing security.

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

GOAL

The KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND seeks to provide total returns in excess of the Lehman Intermediate Government / Credit Index, while maintaining quality and liquidity. Our strategy is to provide a total return which captures much of the fixed-income market return with a combination of income and capital appreciation by adjusting sectors and maturities to capitalize on changing market conditions.

COMMENTARY

The federal funds rate began 2001 at 6.50% and ended the year at 1.75%, a 40-year low. Despite the drop in rates, the benchmark 10-year U.S. Treasury Note moved from 5.11% at the beginning of the year to 5.05% at the close. As indicated in the chart below, U.S. TREASURY 10-YEAR NOTE, these rates hide the volatility experienced during the year. The 10-year U.S. Treasury traded at a high of 5.52% and a low of 4.18% in 2001.

During the early part of 2001, investors focused their concerns on the California's energy crisis and the fallout for PG&E and Edison International. After September 11, we saw a massive flight to quality that pushed some interest rates to 40-year lows. However, corporate interest-rate spreads widened as investors tried to discern the impact on the economy. In the last two months, Enron fell but the economy also showed new strength.

                          US TREASURY 10 YEAR NOTE 2001

Min 4.18
Max 5.52
Begins Year 01/01/01
Ends Year 12/31/01

01/01/01                                5.11
01/02/01                                4.92
01/03/01                                5.16
01/04/01                                5.04
01/05/01                                4.93
01/08/01                                4.96
01/09/01                                5.00
01/10/01                                5.10
01/11/01                                5.11
01/12/01                                5.25
01/16/01                                5.23
01/17/01                                5.18
01/18/01                                5.11
01/19/01                                5.17
01/22/01                                5.23
01/23/01                                5.28
01/24/01                                5.31
01/25/01                                5.25
01/26/01                                5.27
01/29/01                                5.30
01/30/01                                5.23
01/31/01                                5.11
02/01/01                                5.09
02/02/01                                5.15
02/05/01                                5.17
02/06/01                                5.18
02/07/01                                5.19
02/08/01                                5.09
02/09/01                                5.03
02/12/01                                5.05
02/13/01                                5.07
02/14/01                                5.16
02/15/01                                5.17
02/16/01                                5.11
02/19/01                                5.10
02/20/01                                5.11
02/21/01                                5.14
02/22/01                                5.16
02/23/01                                5.10
02/26/01                                5.03
02/27/01                                4.95
02/28/01                                4.90
03/01/01                                4.87
03/02/01                                4.95
03/05/01                                4.98
03/06/01                                4.97
03/07/01                                4.90
03/08/01                                4.89
03/09/01                                4.93
03/12/01                                4.89
03/13/01                                4.93
03/14/01                                4.82
03/15/01                                4.79
03/16/01                                4.77
03/19/01                                4.81
03/20/01                                4.76
03/21/01                                4.78
03/22/01                                4.76
03/23/01                                4.82
03/26/01                                4.87
03/27/01                                5.01
03/28/01                                4.98
03/29/01                                5.00
03/30/01                                4.92
04/02/01                                4.98
04/03/01                                4.93
04/04/01                                4.91
04/05/01                                4.97
04/06/01                                4.89
04/09/01                                4.93
04/10/01                                5.08
04/11/01                                5.12
04/12/01                                5.17
04/13/01                                5.16
04/16/01                                5.25
04/17/01                                5.23
04/18/01                                5.15
04/19/01                                5.29
04/20/01                                5.29
04/23/01                                5.18
04/24/01                                5.21
04/25/01                                5.26
04/26/01                                5.19
04/27/01                                5.33
04/30/01                                5.34
05/01/01                                5.29
05/02/01                                5.29
05/03/01                                5.21
05/04/01                                5.21
05/07/01                                5.20
05/08/01                                5.25
05/09/01                                5.17
05/10/01                                5.30
05/11/01                                5.45
05/14/01                                5.42
05/15/01                                5.51
05/16/01                                5.45
05/17/01                                5.41
05/18/01                                5.41
05/21/01                                5.37
05/22/01                                5.41
05/23/01                                5.40
05/24/01                                5.49
05/25/01                                5.51
05/28/01                                5.49
05/29/01                                5.52
05/30/01                                5.51
05/31/01                                5.38
06/01/01                                5.36
06/04/01                                5.34
06/05/01                                5.27
06/06/01                                5.26
06/07/01                                5.32
06/08/01                                5.36
06/11/01                                5.28
06/12/01                                5.25
06/13/01                                5.26
06/14/01                                5.22
06/15/01                                5.23
06/18/01                                5.25
06/19/01                                5.24
06/20/01                                5.21
06/21/01                                5.17
06/22/01                                5.12
06/25/01                                5.13
06/26/01                                5.22
06/27/01                                5.24
06/28/01                                5.33
06/29/01                                5.41
07/02/01                                5.32
07/03/01                                5.38
07/04/01                                5.38
07/05/01                                5.39
07/06/01                                5.36
07/09/01                                5.33
07/10/01                                5.27
07/11/01                                5.29
07/12/01                                5.23
07/13/01                                5.22
07/16/01                                5.17
07/17/01                                5.20
07/18/01                                5.09
07/19/01                                5.11
07/20/01                                5.13
07/23/01                                5.10
07/24/01                                5.11
07/25/01                                5.18
07/26/01                                5.13
07/27/01                                5.10
07/30/01                                5.07
07/31/01                                5.05
08/01/01                                5.07
08/02/01                                5.15
08/03/01                                5.16
08/06/01                                5.15
08/07/01                                5.17
08/08/01                                5.05
08/09/01                                5.03
08/10/01                                4.98
08/13/01                                4.98
08/14/01                                4.97
08/15/01                                5.00
08/16/01                                4.94
08/17/01                                4.84
08/20/01                                4.90
08/21/01                                4.86
08/22/01                                4.89
08/23/01                                4.88
08/24/01                                4.92
08/27/01                                4.92
08/28/01                                4.84
08/29/01                                4.77
08/30/01                                4.81
08/31/01                                4.83
09/03/01                                4.83
09/04/01                                4.96
09/05/01                                4.97
09/06/01                                4.87
09/07/01                                4.79
09/10/01                                4.84
09/11/01                                4.81
09/13/01                                4.62
09/14/01                                4.55
09/17/01                                4.62
09/18/01                                4.71
09/19/01                                4.69
09/20/01                                4.74
09/21/01                                4.69
09/24/01                                4.72
09/25/01                                4.70
09/26/01                                4.63
09/27/01                                4.55
09/28/01                                4.59
10/01/01                                4.54
10/02/01                                4.50
10/03/01                                4.47
10/04/01                                4.51
10/05/01                                4.50
10/08/01                                4.51
10/09/01                                4.59
10/10/01                                4.60
10/11/01                                4.67
10/12/01                                4.67
10/15/01                                4.60
10/16/01                                4.56
10/17/01                                4.57
10/18/01                                4.58
10/19/01                                4.62
10/22/01                                4.63
10/23/01                                4.64
10/24/01                                4.60
10/25/01                                4.55
10/26/01                                4.53
10/29/01                                4.48
10/30/01                                4.41
10/31/01                                4.23
11/01/01                                4.24
11/02/01                                4.36
11/05/01                                4.30
11/06/01                                4.26
11/07/01                                4.18
11/08/01                                4.29
11/09/01                                4.30
11/12/01                                4.30
11/13/01                                4.38
11/14/01                                4.54
11/15/01                                4.76
11/16/01                                4.84
11/19/01                                4.80
11/20/01                                4.86
11/21/01                                5.01
11/22/01                                4.97
11/23/01                                4.99
11/26/01                                5.02
11/27/01                                4.92
11/28/01                                4.93
11/29/01                                4.76
11/30/01                                4.75
12/03/01                                4.69
12/04/01                                4.66
12/05/01                                4.89
12/06/01                                5.01
12/07/01                                5.17
12/10/01                                5.10
12/11/01                                5.05
12/12/01                                5.01
12/13/01                                5.07
12/14/01                                5.19
12/17/01                                5.19
12/18/01                                5.12
12/19/01                                5.05
12/20/01                                5.03
12/21/01                                5.08
12/24/01                                5.14
12/25/01                                5.14
12/26/01                                5.20
12/27/01                                5.07
12/28/01                                5.11
12/31/01                                5.05

OUTLOOK

Entering 2002, most economists agree that an economic recovery will occur in 2002. They disagree, however, on the strength of that recovery. We believe that the economy will pick up slowly and gain strength toward the second half of 2002. Several economic stimuli are already in the pipeline. Monetary-policy shifts typically require a minimum of six months to take affect. The last five rate cuts by the Federal Open Market Committee ("FOMC") were made in the past six months and have not had their full impact on the economy. While Congress had been unable to pass a stimulus bill, new fiscal stimuli are affecting the economy. The income-tax rate cuts passed during the summer include additional cuts in 2002. Along with lower income taxes, consumers find more cash in their pockets from lower gasoline prices. Economists estimate that the average household saves $300 a year from reduced oil prices. The slowdown in the economy has been relatively mild mostly because consumers never stopped spending. New home and car sales, in particular, have remained strong. With the additional stimuli in place, we anticipate consumers will remain fairly active in the marketplace.

We see continued volatility in interest rates over the short term. Funds that are earmarked for equity investment, and that have been sitting in the short end of the fixed-income markets, are beginning to move back into the equity markets. These shifts create near-term volatility but, more important, should result in a more stable market by the second quarter. Inflation is, as always, the biggest influence on the fixed-income market. While some market participants worry about the strength of the economic recovery pushing up inflation rates, significant evidence suggests that inflation rates may drop below the current 1.9% Consumer Price Index over the next few months. This drop should give the fixed-income markets a chance to stabilize in the current lower interest-rate environment.

Kimberly Friedricks
Fund Manager


           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
           RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND AND THE LEHMAN
          BROTHERS GOVERNMENT / CREDIT INTERMEDIATE BOND INDEX

                  Average Annual Total Return
            for the periods ending December 31, 2001
     One Year       Five Years          Since Inception (10/28/96)
     --------       ----------          --------------------------
      7.98%           6.24%                       6.06%

                    Kayne Anderson Rudnick
                      Intermediate Total          Lehman Brothers Government /
                       Return Bond Fund          Credit Intermediate Bond Index
                       ----------------          ------------------------------
10/28/1996                  10,000                          10,000
12/31/1996                  10,020                          10,067
 3/31/1997                   9,948                          10,056
 6/30/1997                  10,249                          10,352
 9/30/1997                  10,525                          10,631
12/31/1997                  10,741                          10,859
 3/31/1998                  10,900                          11,028
 6/30/1998                  11,071                          11,235
 9/30/1998                  11,307                          11,739
12/31/1998                  11,558                          11,773
 3/31/1999                  11,531                          11,751
 6/30/1999                  11,413                          11,705
 9/30/1999                  11,519                          11,813
12/31/1999                  11,483                          11,819
 3/31/2000                  11,661                          11,995
 6/30/2000                  11,840                          12,198
 9/30/2000                  12,150                          12,549
12/31/2000                  12,563                          13,013
 3/31/2001                  12,951                          13,455
 6/30/2001                  12,990                          13,545
 9/30/2001                  13,575                          14,168
12/31/2001                  13,565                          14,179

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX IS A TOTAL RETURN INDEX CONSISTING OF INVESTMENT GRADE CORPORATE DEBT ISSUES AS WELL AS DEBT ISSUES OF U.S. GOVERNMENT AGENCIES AND THE U.S. TREASURY. THE DEBT ISSUES ALL MAINTAIN MATURITIES WITHIN A RANGE OF 1 - 10 YEARS.

                KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

PRINCIPAL                                                          COUPON             MATURITY
 AMOUNT                                                             RATE                DATE                VALUE
 ------                                                             ----                ----                -----
BONDS: 42.2%
AEROSPACE: 1.1%
$  335,000    Boeing Capital Corp .............................    7.100%              09/27/05          $   352,755
    70,000    Honeywell International .........................    9.200%              02/15/03               74,770
                                                                                                         -----------
                                                                                                             427,525
                                                                                                         -----------
AUTO/TRUCK MANUFACTURER: 3.1%
1,250,000     Daimlerchrysler National Holding Corp. ..........    7.200%              09/01/09            1,251,131
                                                                                                         -----------
BANKS: 2.5%
 1,000,000    Citicorp ........................................    6.375%              11/15/08            1,016,964
                                                                                                         -----------
BEVERAGES: 3.4%
    70,000    Anheuser Busch Companies, Inc. ..................    6.750%              11/01/06               73,864
   250,000    Anheuser-Busch Companies, Inc. ..................    7.100%              06/15/07              267,499
 1,000,000    Coca-Cola Bottling Co ...........................    6.850%              11/01/07            1,029,087
                                                                                                         -----------
                                                                                                           1,370,450
                                                                                                         -----------
COMMERCIAL BANKS: 1.3%
   500,000    Wells Fargo Financial ...........................    6.375%              08/01/11              508,381
                                                                                                         -----------
COMMUNICATION SERVICES: 0.4%
   175,000    TCI Communications, Inc .........................    6.375%              05/01/03              179,887
                                                                                                         -----------
COMPUTERS: 1.2%
   500,000    Dell Computer Corp ..............................    6.550%              04/15/08              502,843
                                                                                                         -----------
COMPUTERS - MICRO: 1.9%
   750,000    Hewlett-Packard Co. .............................    7.150%              06/15/05              790,744
                                                                                                         -----------
DIVERSIFIED FINANCIAL SERVICES: 4.0%
   600,000    International Lease Finance Corp. ...............    5.750%              10/15/06              599,036
 1,000,000    John Deere Capital Corp. ........................    5.520%              04/30/04            1,026,051
                                                                                                         -----------
                                                                                                           1,625,087
                                                                                                         -----------
DRUGS & PHARMACEUTICALS: 2.5%
 1,000,000    Abbott Laboratories .............................    5.625%              07/01/06            1,028,388
                                                                                                         -----------
FINANCE: 16.4%
   175,000    Bear Stearns Co. ................................    6.625%              10/01/04              183,790
   825,000    Bear Stearns Co. ................................    7.800%              08/15/07              889,483
   850,000    Boeing Capital Corp .............................    5.650%              05/15/06              849,801

                KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

PRINCIPAL                                                          COUPON             MATURITY
 AMOUNT                                                             RATE                DATE                VALUE
 ------                                                             ----                ----                -----
FINANCE - (CONTINUED)
$1,000,000    Countrywide Home Loans, Inc .....................    7.450%              09/16/03          $ 1,058,090
   300,000    Ford Motor Credit Corp ..........................    6.700%              07/16/04              304,423
   500,000    Ford Motor Credit Corp ..........................    9.030%              12/30/09              537,041
 1,000,000    General Motors Acceptance Corp ..................    6.750%              01/15/06            1,017,353
   192,000    General Motors Acceptance Corp ..................    7.125%              05/01/03              198,327
 1,000,000    Lehman Brothers Holdings, Inc ...................    7.250%              10/15/03            1,062,552
   500,000    Lehman Brothers Holdings, Inc ...................    8.750%              05/15/02              510,738
                                                                                                         -----------
                                                                                                           6,611,598
                                                                                                         -----------
INDUSTRIALS: 0.5%
   175,000    Caterpillar, Inc ................................    8.440%              11/26/03              189,346
                                                                                                         -----------
MOTION PICTURE PRODUCTION & OTHER SERVICES: 3.1%
 1,250,000    Walt Disney Co. (The) ...........................    5.500%              12/29/06            1,239,008
                                                                                                         -----------
RETAIL STORES: 0.8%
   300,000    Wal-Mart Stores .................................    6.550%              08/10/04              320,248
                                                                                                         -----------
TOTAL BONDS
  (cost $16,526,028)                                                                                      17,061,600
                                                                                                         -----------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 54.9%
MORTGAGE-BACKED/PASS-THROUGH SECURITIES: 15.5%
   290,867    Federal Home Loan Mortgage Corp .................    7.000%              04/01/16              298,527
   183,756    Federal Home Loan Mortgage Corp .................    7.500%              07/01/09              193,276
   474,714    Federal Home Loan Mortgage Corp .................    7.500%              04/01/14              496,464
   875,000    Federal National Mortgage Association ...........    6.000%              05/16/11              885,122
   331,709    Federal National Mortgage Association ...........    7.000%              05/01/14              342,428
   105,996    Federal National Mortgage Association ...........    8.000%              01/01/15              112,240
 1,685,423    Government National Mortgage Association ........    6.000%              08/15/31            1,655,403
   537,862    Government National Mortgage Association ........    7.000%              07/20/13              557,015
     6,286    Government National Mortgage Association ........    8.000%              11/15/21                6,575
   184,411    Government National Mortgage Association ........    8.000%              07/15/23              192,894
   148,239    Government National Mortgage Association ........    8.000%              07/15/23              155,058
   682,944    Government National Mortgage Association ........    8.000%              07/20/26              712,037
    69,170    Government National Mortgage Association ........    8.000%              09/15/26               72,352
    36,282    Government National Mortgage Association ........    8.000%              11/15/26               37,951
     9,460    Government National Mortgage Association ........    8.500%              12/15/22               10,025
   412,367    Government National Mortgage Association ........    8.500%              08/15/24              436,980

                KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

PRINCIPAL                                                          COUPON             MATURITY
 AMOUNT                                                             RATE                DATE                VALUE
 ------                                                             ----                ----                -----

MORTGAGE-BACKED/PASS-THROUGH SECURITIES - (CONTINUED)
$   66,749    Government National Mortgage Association ........    8.500%              08/15/25          $    70,733
    20,528    Government National Mortgage Association ........    8.500%              06/15/26               21,754
                                                                                                         -----------
                                                                                                           6,256,834
                                                                                                         -----------
U.S. AGENCY OBLIGATIONS: 18.1%
 1,000,000    Federal Home Loan Bank ..........................    5.925%              04/09/08            1,040,890
   250,000    Federal Home Loan Bank ..........................    6.400%              01/26/11              258,149
   500,000    Federal Home Loan Bank System ...................    9.000%              12/20/16              498,750
 1,000,000    Federal Home Loan Mortgage Corp .................    6.500%              05/09/11            1,010,696
   600,000    Federal National Mortgage Association ...........    5.625%              05/14/04              629,745
 1,000,000    Federal National Mortgage Association ...........    6.125%              03/28/11            1,010,856
   275,000    Federal National Mortgage Association ...........    6.250%              02/17/11              281,333
   500,000    Federal National Mortgage Association ...........    6.440%              04/08/09              505,154
 1,000,000    Federal National Mortgage Association ...........    6.625%              11/15/10            1,065,632
   462,000    Federal National Mortgage Association ...........    7.050%              02/12/07              464,325
   555,000    Federal Home Loan Mortgage Corp .................    9.000%              12/21/16              553,612
                                                                                                         -----------
                                                                                                           7,319,142
                                                                                                         -----------
U.S. TREASURY OBLIGATIONS: 21.3%
   500,000    U.S. Treasury Bonds .............................    7.875%              11/15/04              556,113
 1,050,000    U.S. Treasury Bonds .............................   11.875%              11/15/03            1,218,985
 1,257,000    U.S. Treasury Notes .............................    5.625%              05/15/08            1,317,985
   700,000    U.S. Treasury Notes .............................    6.000%              08/15/09              746,458
 1,000,000    U.S. Treasury Notes .............................    6.250%              02/15/07            1,080,782
 1,500,000    U.S. Treasury Notes .............................    6.500%              10/15/06            1,634,122
 1,830,000    U.S. Treasury Notes .............................    7.500%              02/15/05            2,027,942
                                                                                                         -----------
                                                                                                           8,582,387
                                                                                                         -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (cost $21,604,894)                                                                                      22,158,363
                                                                                                         -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $38,130,922): 97.1%                                                                               39,219,963
Other Assets less Liabilities: 2.9%                                                                        1,154,589
                                                                                                         -----------
NET ASSETS: 100.0%                                                                                       $40,374,552
                                                                                                         ===========

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

GOAL

The KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide current income exempt from both federal and California state income taxes, by investing in high-quality, intermediate-maturity, California municipal securities.

COMMENTARY

The federal funds rate began 2001 at 6.50% and ended the year at 1.75%, a 40-year low. Despite the drop in rates, the benchmark 10-year U.S. Treasury Note moved from 5.11% at the beginning of the year to 5.05% at the close. As indicated in the chart below, U.S. TREASURY 10-YEAR NOTE, these rates hide the volatility experienced during the year. The 10-year U.S. Treasury traded at a high of 5.52% and a low of 4.18% in 2001.

During the early part of 2001, investors focused their concerns on the California's energy crisis and the fallout for PG&E and Edison International. After September 11, we saw a massive flight to quality that pushed some interest rates to 40-year lows. However, corporate interest-rate spreads widened as investors tried to discern the impact on the economy. In the last two months, Enron fell but the economy also showed new strength.

                          US TREASURY 10 YEAR NOTE 2001
Min 4.18
Max 5.52
Begins Year 01/01/01
Ends Year 12/31/01

01/01/01                                5.11
01/02/01                                4.92
01/03/01                                5.16
01/04/01                                5.04
01/05/01                                4.93
01/08/01                                4.96
01/09/01                                5.00
01/10/01                                5.10
01/11/01                                5.11
01/12/01                                5.25
01/16/01                                5.23
01/17/01                                5.18
01/18/01                                5.11
01/19/01                                5.17
01/22/01                                5.23
01/23/01                                5.28
01/24/01                                5.31
01/25/01                                5.25
01/26/01                                5.27
01/29/01                                5.30
01/30/01                                5.23
01/31/01                                5.11
02/01/01                                5.09
02/02/01                                5.15
02/05/01                                5.17
02/06/01                                5.18
02/07/01                                5.19
02/08/01                                5.09
02/09/01                                5.03
02/12/01                                5.05
02/13/01                                5.07
02/14/01                                5.16
02/15/01                                5.17
02/16/01                                5.11
02/19/01                                5.10
02/20/01                                5.11
02/21/01                                5.14
02/22/01                                5.16
02/23/01                                5.10
02/26/01                                5.03
02/27/01                                4.95
02/28/01                                4.90
03/01/01                                4.87
03/02/01                                4.95
03/05/01                                4.98
03/06/01                                4.97
03/07/01                                4.90
03/08/01                                4.89
03/09/01                                4.93
03/12/01                                4.89
03/13/01                                4.93
03/14/01                                4.82
03/15/01                                4.79
03/16/01                                4.77
03/19/01                                4.81
03/20/01                                4.76
03/21/01                                4.78
03/22/01                                4.76
03/23/01                                4.82
03/26/01                                4.87
03/27/01                                5.01
03/28/01                                4.98
03/29/01                                5.00
03/30/01                                4.92
04/02/01                                4.98
04/03/01                                4.93
04/04/01                                4.91
04/05/01                                4.97
04/06/01                                4.89
04/09/01                                4.93
04/10/01                                5.08
04/11/01                                5.12
04/12/01                                5.17
04/13/01                                5.16
04/16/01                                5.25
04/17/01                                5.23
04/18/01                                5.15
04/19/01                                5.29
04/20/01                                5.29
04/23/01                                5.18
04/24/01                                5.21
04/25/01                                5.26
04/26/01                                5.19
04/27/01                                5.33
04/30/01                                5.34
05/01/01                                5.29
05/02/01                                5.29
05/03/01                                5.21
05/04/01                                5.21
05/07/01                                5.20
05/08/01                                5.25
05/09/01                                5.17
05/10/01                                5.30
05/11/01                                5.45
05/14/01                                5.42
05/15/01                                5.51
05/16/01                                5.45
05/17/01                                5.41
05/18/01                                5.41
05/21/01                                5.37
05/22/01                                5.41
05/23/01                                5.40
05/24/01                                5.49
05/25/01                                5.51
05/28/01                                5.49
05/29/01                                5.52
05/30/01                                5.51
05/31/01                                5.38
06/01/01                                5.36
06/04/01                                5.34
06/05/01                                5.27
06/06/01                                5.26
06/07/01                                5.32
06/08/01                                5.36
06/11/01                                5.28
06/12/01                                5.25
06/13/01                                5.26
06/14/01                                5.22
06/15/01                                5.23
06/18/01                                5.25
06/19/01                                5.24
06/20/01                                5.21
06/21/01                                5.17
06/22/01                                5.12
06/25/01                                5.13
06/26/01                                5.22
06/27/01                                5.24
06/28/01                                5.33
06/29/01                                5.41
07/02/01                                5.32
07/03/01                                5.38
07/04/01                                5.38
07/05/01                                5.39
07/06/01                                5.36
07/09/01                                5.33
07/10/01                                5.27
07/11/01                                5.29
07/12/01                                5.23
07/13/01                                5.22
07/16/01                                5.17
07/17/01                                5.20
07/18/01                                5.09
07/19/01                                5.11
07/20/01                                5.13
07/23/01                                5.10
07/24/01                                5.11
07/25/01                                5.18
07/26/01                                5.13
07/27/01                                5.10
07/30/01                                5.07
07/31/01                                5.05
08/01/01                                5.07
08/02/01                                5.15
08/03/01                                5.16
08/06/01                                5.15
08/07/01                                5.17
08/08/01                                5.05
08/09/01                                5.03
08/10/01                                4.98
08/13/01                                4.98
08/14/01                                4.97
08/15/01                                5.00
08/16/01                                4.94
08/17/01                                4.84
08/20/01                                4.90
08/21/01                                4.86
08/22/01                                4.89
08/23/01                                4.88
08/24/01                                4.92
08/27/01                                4.92
08/28/01                                4.84
08/29/01                                4.77
08/30/01                                4.81
08/31/01                                4.83
09/03/01                                4.83
09/04/01                                4.96
09/05/01                                4.97
09/06/01                                4.87
09/07/01                                4.79
09/10/01                                4.84
09/11/01                                4.81
09/13/01                                4.62
09/14/01                                4.55
09/17/01                                4.62
09/18/01                                4.71
09/19/01                                4.69
09/20/01                                4.74
09/21/01                                4.69
09/24/01                                4.72
09/25/01                                4.70
09/26/01                                4.63
09/27/01                                4.55
09/28/01                                4.59
10/01/01                                4.54
10/02/01                                4.50
10/03/01                                4.47
10/04/01                                4.51
10/05/01                                4.50
10/08/01                                4.51
10/09/01                                4.59
10/10/01                                4.60
10/11/01                                4.67
10/12/01                                4.67
10/15/01                                4.60
10/16/01                                4.56
10/17/01                                4.57
10/18/01                                4.58
10/19/01                                4.62
10/22/01                                4.63
10/23/01                                4.64
10/24/01                                4.60
10/25/01                                4.55
10/26/01                                4.53
10/29/01                                4.48
10/30/01                                4.41
10/31/01                                4.23
11/01/01                                4.24
11/02/01                                4.36
11/05/01                                4.30
11/06/01                                4.26
11/07/01                                4.18
11/08/01                                4.29
11/09/01                                4.30
11/12/01                                4.30
11/13/01                                4.38
11/14/01                                4.54
11/15/01                                4.76
11/16/01                                4.84
11/19/01                                4.80
11/20/01                                4.86
11/21/01                                5.01
11/22/01                                4.97
11/23/01                                4.99
11/26/01                                5.02
11/27/01                                4.92
11/28/01                                4.93
11/29/01                                4.76
11/30/01                                4.75
12/03/01                                4.69
12/04/01                                4.66
12/05/01                                4.89
12/06/01                                5.01
12/07/01                                5.17
12/10/01                                5.10
12/11/01                                5.05
12/12/01                                5.01
12/13/01                                5.07
12/14/01                                5.19
12/17/01                                5.19
12/18/01                                5.12
12/19/01                                5.05
12/20/01                                5.03
12/21/01                                5.08
12/24/01                                5.14
12/25/01                                5.14
12/26/01                                5.20
12/27/01                                5.07
12/28/01                                5.11
12/31/01                                5.05

OUTLOOK

Entering 2002, most economists agree that an economic recovery will occur in 2002. They disagree, however, on the strength of that recovery. We believe that the economy will pick up slowly and gain strength toward the second half of 2002. Several economic stimuli are already in the pipeline. Monetary-policy shifts typically require a minimum of six months to take affect. The last five rate cuts by the Federal Open Market Committee ("FOMC") were made in the past six months and have not had their full impact on the economy. While Congress had been unable to pass a stimulus bill, new fiscal stimuli are affecting the economy. The income-tax rate cuts passed during the summer include additional cuts in 2002. Along with lower income taxes, consumers find more cash in their pockets from lower gasoline prices. Economists estimate that the average household saves $300 a year from reduced oil prices. The slowdown in the economy has been relatively mild mostly because consumers never stopped spending. New home and car sales, in particular, have remained strong. With the additional stimuli in place, we anticipate consumers will remain fairly active in the marketplace.

We see continued volatility in interest rates over the short term. Funds that are earmarked for equity investment, and that have been sitting in the short end of the fixed-income markets, are beginning to move back into the equity markets. These shifts create near-term volatility but, more important, should result in a more stable market by the second quarter. Inflation is, as always, the biggest influence on the fixed-income market. While some market participants worry about the strength of the economic recovery pushing up inflation rates, significant evidence suggests that inflation rates may drop below the current 1.9% Consumer Price Index over the next few months. This drop should give the fixed-income markets a chance to stabilize in the current lower interest-rate environment.

For the California municipal market, the focus in 2001 was entirely on the electricity crisis and its resulting fallout. With approximately $11 billion in debt to be repaid to California's General Fund, we expect to see a lengthy budget battle in the state this year. While the budget shortfall is primarily at the state level, inevitably there will be a trickle down effect as local funds provided by the state are reduced. Most local municipalities, however, have done a good job of putting their balance sheets in order over the last few years, and as a result, are in a better position to handle both an economic downturn and budget battles at the state level. The unemployment chart shows below shows that while 2001's economic slowdown had an effect on California, the employment rate is improving. We believe investors who maintain a diversified California portfolio minimize the impact of the state's problems while taking advantage of California's inherent strengths.

Kimberly Friedricks
Fund Manager

                   CALIFORNIA'S UNEMPLOYMENT RATE 1991 - 2001

12/31/1990                                 7
 1/31/1991                               7.1
 2/28/1991                               7.2
 3/29/1991                               7.6
 4/30/1991                               7.5
 5/31/1991                               7.8
 6/28/1991                               7.8
 7/31/1991                               7.6
 8/30/1991                               7.4
 9/30/1991                               7.7
10/31/1991                               7.8
11/29/1991                               7.5
12/31/1991                               7.8
 1/31/1992                               8.1
 2/28/1992                               8.5
 3/31/1992                               8.5
 4/30/1992                               8.2
 5/29/1992                                 9
 6/30/1992                               9.3
 7/31/1992                               8.9
 8/31/1992                               9.7
 9/30/1992                               9.4
10/30/1992                               9.7
11/30/1992                              10.1
12/31/1992                               9.8
 1/29/1993                               9.4
 2/26/1993                               9.6
 3/31/1993                               9.5
 4/30/1993                               8.6
 5/31/1993                               9.1
 6/30/1993                               9.3
 7/30/1993                               9.5
 8/31/1993                               8.9
 9/30/1993                               9.3
10/29/1993                               9.8
11/30/1993                               8.9
12/31/1993                               8.9
 1/31/1994                              10.1
 2/28/1994                                 9
 3/31/1994                               8.8
 4/29/1994                               9.3
 5/31/1994                               8.5
 6/30/1994                               8.5
 7/29/1994                               8.8
 8/31/1994                               8.7
 9/30/1994                               8.3
10/31/1994                               7.8
11/30/1994                               7.8
12/30/1994                               7.7
 1/31/1995                               8.2
 2/28/1995                               7.3
 3/31/1995                               7.6
 4/28/1995                               7.9
 5/31/1995                               8.5
 6/30/1995                               7.6
 7/31/1995                               7.9
 8/31/1995                               7.8
 9/29/1995                               7.2
10/31/1995                               7.8
11/30/1995                               8.8
12/29/1995                               7.8
 1/31/1996                               7.6
 2/29/1996                               7.6
 3/29/1996                               7.6
 4/30/1996                               7.5
 5/31/1996                               7.3
 6/28/1996                               7.2
 7/31/1996                               7.2
 8/30/1996                               7.1
 9/30/1996                                 7
10/31/1996                               6.9
11/29/1996                               6.9
12/31/1996                               6.8
 1/31/1997                               6.7
 2/28/1997                               6.6
 3/31/1997                               6.4
 4/30/1997                               6.4
 5/30/1997                               6.3
 6/30/1997                               6.6
 7/31/1997                               6.2
 8/29/1997                               6.2
 9/30/1997                               6.2
10/31/1997                               6.2
11/28/1997                               6.1
12/31/1997                               6.1
 1/30/1998                               6.1
 2/27/1998                               6.1
 3/31/1998                                 6
 4/30/1998                                 6
 5/29/1998                                 6
 6/30/1998                               5.9
 7/31/1998                               5.9
 8/31/1998                               5.9
 9/30/1998                                 6
10/30/1998                               5.8
11/30/1998                               5.8
12/31/1998                               5.8
 1/29/1999                               5.6
 2/26/1999                               5.6
 3/31/1999                               5.5
 4/30/1999                               5.4
 5/31/1999                               5.2
 6/30/1999                               5.2
 7/30/1999                               5.1
 8/31/1999                                 5
 9/30/1999                                 5
10/29/1999                                 5
11/30/1999                                 5
12/31/1999                                 5
 1/31/2000                               4.9
 2/29/2000                               4.9
 3/31/2000                                 5
 4/28/2000                                 5
 5/31/2000                                 5
 6/30/2000                               5.1
 7/31/2000                                 5
 8/31/2000                                 5
 9/29/2000                               4.9
10/31/2000                               4.9
11/30/2000                               4.8
12/29/2000                               4.7
 1/31/2001                               4.5
 2/28/2001                               4.5
 3/30/2001                               4.7
 4/30/2001                               4.8
 5/31/2001                               4.9
 6/29/2001                               5.1
 7/31/2001                               4.9
 8/31/2001                               5.3
 9/28/2001                               5.4
10/31/2001                               5.8
11/30/2001                               6.1
12/31/2001                                 6

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
           RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE
                 LEHMAN BROTHERS FIVE YEAR MUNICIPAL BOND INDEX

             Average Annual Total Return
       for the periods ending December 31, 2001
One Year       Five Years          Since Inception (10/28/96)
--------       ----------          --------------------------
 4.26%           4.47%                       4.31%

                   Kayne Anderson Rudnick California   Lehman Brothers Five Year
                    Intermediate Tax-Free Bond Fund       Municipal Bond Index
                    -------------------------------       --------------------
10/28/1996                    10,000                           10,000
12/31/1996                    10,002                           10,111
 3/31/1997                     9,989                           10,108
 6/30/1997                    10,160                           10,354
 9/30/1997                    10,306                           10,576
12/31/1997                    10,428                           10,756
 3/31/1998                    10,506                           10,881
 6/30/1998                    10,613                           11,002
 9/30/1998                    10,802                           11,292
12/31/1998                    10,877                           11,385
 3/31/1999                    10,978                           11,504
 6/30/1999                    10,886                           11,361
 9/30/1999                    10,922                           11,468
12/31/1999                    10,836                           11,469
 3/31/2000                    11,161                           11,607
 6/30/2000                    11,324                           11,789
 9/30/2000                    11,608                           12,021
12/31/2000                    11,936                           12,353
 3/31/2001                    12,147                           12,704
 6/30/2001                    12,146                           12,828
 9/30/2001                    12,494                           13,181
12/31/2001                    12,445                           13,120

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

LEHMAN BROTHERS 5 YEAR MUNICIPAL BOND INDEX IS A TOTAL RETURN BENCHMARK DESIGNED FOR SHORT-TERM MUNICIPAL ASSETS. THE INDEX INCLUDES BONDS WITH A MINIMUM CREDIT RATING OF BAA3, ARE ISSUED AS PART OF A DEAL OF AT LEAST 50 MILLION, HAVE AN AMOUNT OUTSTANDING OF AT LEAST 5 MILLION, HAVE A MATURITY BETWEEN FOUR AND SIX YEARS, AND HAVE BEEN ISSUED AFTER DECEMBER 31, 1990.

         KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2001

PRINCIPAL

 AMOUNT                                                                                                     VALUE
 ------                                                                                                     -----
MUNICIPAL BONDS: 99.2%
EDUCATION: 2.2%
   155,000    Brentwood Union School District, 7.300%, 08/01/07 .....................................    $   182,900
   250,000    California Educational Facilities Authority, 5.375%, 10/01/16 .........................        260,312
   300,000    Long Beach Unified School District, 5.375%, 08/01/16 ..................................        315,375
                                                                                                         -----------
                                                                                                             758,587
                                                                                                         -----------
ELECTRIC: 9.1%
   300,000    Los Angeles, California Water & Power Revenue, 5.250%, 07/01/18 .......................        304,500
 1,000,000    M-S-R Public Power Agency California, 6.000%, 07/01/20 ................................      1,057,500
 1,000,000    Northern California Public Power Agency, 5.000%, 07/01/15 .............................      1,022,500
   500,000    Pleasanton Joint Powers Financing, 6.150%, 09/02/12 ...................................        530,655
   200,000    Sacramento, California Municipal Utilities District, 5.700%, 05/15/12 .................        210,250
                                                                                                         -----------
                                                                                                           3,125,405
                                                                                                         -----------
GENERAL OBLIGATION: 18.4%
   250,000    California State, 5.250%, 06/01/16 ....................................................        255,937
   500,000    California State, 5.250%, 06/01/15 ....................................................        513,125
   200,000    California State, 5.375%, 03/01/06 ....................................................        216,250
    45,000    California State, 5.375%, 03/01/06 ....................................................         47,531
 1,000,000    California State, 5.375%, 12/01/16 ....................................................      1,003,750
   825,000    California State, 6.250%, 04/01/08 ....................................................        909,562
   895,000    California State Veteran Bonds, 5.150%, 12/01/14 ......................................        914,019
   200,000    California State Veterans Bonds, 6.375%, 02/01/27 .....................................        200,554
 1,000,000    Oakland, California Series B, 5.875%, 06/15/19 ........................................      1,068,750
   400,000    Oakland Unified School District, 5.000%, 08/01/16 .....................................        406,500
   765,000    Oakland Unified School District Alameda County, 5.000%, 08/01/15 ......................        781,256
                                                                                                         -----------
                                                                                                           6,317,234
                                                                                                         -----------
HOSPITALS: 3.0%
 1,000,000    California Health Facilities Financing Authority, 6.250%, 10/01/13 ....................      1,021,250
                                                                                                         -----------
HOUSING: 5.3%
   800,000    California Housing Finance Agency, 5.900%, 08/01/17 ...................................        823,000
   960,000    California Housing Finance Agency, 5.950%, 08/01/14 ...................................      1,000,800
                                                                                                         -----------
                                                                                                           1,823,800
                                                                                                         -----------
IDR/PCR: 11.5%
   290,000    California State Public Works Board Energy Effeciency Revenue, 5.140%, 12/01/13 .......        299,425
 1,000,000    California State Public Works Board Energy Effeciency Revenue, 5.250%, 11/01/20 .......      1,001,250
   510,000    California State Public Works Board Energy Effeciency Revenue, 5.500%, 09/01/09 .......        541,238

         KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

PRINCIPAL
 AMOUNT                                                                                                     VALUE
 ------                                                                                                     -----

IDR/PCR - (CONTINUED)
   250,000    Menlo Park Community Development Agency Multifamily Revenue,
                5.375%, 06/01/16 ....................................................................    $   260,625
 1,000,000    Mountain View, California Shoreline Regional Park, 5.500%, 08/01/21 ...................      1,046,250
   200,000    Pinole Redevelopment Agency Tax Allocation, 5.600%, 08/01/17 ..........................        205,500
   250,000    Santa Barbara, California Redevelopment Agency, 4.600%, 03/01/14 ......................        249,375
   350,000    San Jose, California Financing Authority, 5.000%, 09/01/16 ............................        355,250
                                                                                                         -----------
                                                                                                           3,958,913
                                                                                                         -----------
PREREFUNDED: 8.9%
 1,000,000    California Educational Facilities Authority Revenues Pomona College,
                6.125%, 02/15/08 ....................................................................      1,025,450
     5,000    California State, 5.375%, 03/01/06 ....................................................          5,412
   150,000    Los Angeles Convention & Exhibit Center, 9.000%, 12/01/20 .............................        183,188
 1,000,000    San Bernardino County, California, 6.875%, 08/01/24 ...................................      1,255,000
   560,000    San Francisco, California Bay Revenue Board, 5.500%, 07/01/15 .........................        609,000
                                                                                                         -----------
                                                                                                           3,078,050
                                                                                                         -----------
TRANSPORTATION: 13.9%
   500,000    Los Angeles County Metropolitan Transportation Authority, 5.625%, 07/01/18 ............        522,500
 1,000,000    Oakland, California Port Authority, 5.600%, 11/01/19 ..................................      1,053,750
   190,000    San Francisco, California Bay Area Rapid Transit, 5.500%, 07/01/15 ....................        200,688
 1,000,000    San Francisco, California City & County Airport, 5.375%, 05/01/17 .....................      1,028,750
 1,000,000    San Francisco, California Port Authority, 5.900%, 07/01/09 ............................      1,067,500
   400,000    San Mateo County Transit District, 5.000%, 06/01/14 ...................................        410,500
   500,000    Santa Clara Valley, California Transportation Authority, 5.000%, 06/01/17 .............        503,750
                                                                                                         -----------
                                                                                                           4,787,438
                                                                                                         -----------
WATER & SEWER: 26.9%
   200,000    California State Department of Water, 5.125%, 12/01/15 ................................        205,250
   200,000    California State Department of Water Resources Center Valley Project,
                5.650%, 12/01/11 ....................................................................        209,000
   450,000    California State Department Water Reserve Central VY Project Revenue,
                5.000%, 12/01/19 ....................................................................        446,063
   700,000    Los Angeles, California, 4.500%, 07/01/13 .............................................        693,000
   700,000    Los Angeles, California Wastewater System, 5.000%, 06/01/14 ...........................        718,375
   200,000    Los Angeles, California Wastewater System, 5.700%, 06/01/20 ...........................        207,750
 1,000,000    Marina, California Municipal Water District, 5.550%, 07/01/13 .........................      1,037,500
   200,000    Metropolitan Water Districe of Southern California, 5.000%, 07/01/13 ..................        206,500
 1,000,000    Rancho, California Water District Financing Authority, 5.875%, 11/01/10 ...............      1,093,750

         KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

  SHARES                                                                                                   VALUE
  ------                                                                                                   -----
WATER & SEWER - (CONTINUED)
 1,000,000    Redlands, California Financing Authority, 5.000%, 09/01/17                                 $ 1,007,500
   300,000    San Diego, California, 5.000%, 05/15/13                                                        305,250
 1,000,000    San Francisco, California City and County Public Utility, 6.000%, 11/01/15                   1,020,810
 1,000,000    San Jose Clara, California Water Financing Authority, 5.375%, 11/15/15                       1,040,000
 1,000,000    Tulare, California Sewer Revenue, 5.700%, 11/15/15                                           1,076,250
                                                                                                         -----------
                                                                                                           9,266,998
                                                                                                         -----------
TOTAL MUNICIPAL BONDS
  (cost $33,025,793)                                                                                      34,137,675
                                                                                                         -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $33,025,793): 99.2%                                                                              $34,137,675
Other Assets less Liabilities: 0.8%                                                                          284,052
                                                                                                         -----------
NET ASSETS: 100.0%                                                                                       $34,421,727
                                                                                                         ===========

See accompanying Notes to Financial Statements.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2001
--------------------------------------------------------------------------------

                                                                    LARGE CAP      SMALL-MID CAP
                                                                       FUND             FUND
                                                                  -------------    -------------
ASSETS
  Investments in securities, at cost ..........................   $ 105,919,477    $  83,471,850
                                                                  =============    =============
      Foreign currency, at cost ...............................   $          --    $          --
                                                                  =============    =============
  Investments in securities, at value .........................   $ 104,431,706    $  93,659,712
      Foreign currency, at value ..............................              --               --
  Cash ........................................................         403,622        2,353,947
  Receivables:
    Securities sold ...........................................              --               --
    Fund shares sold ..........................................          11,128           52,201
    Dividends and interest ....................................          65,972          115,814
    Tax reclaims ..............................................              --               --
  Collateral for securities loaned, at fair value .............              --       17,457,607
  Unrealized gain on foreign currency exchange contracts . ....              --               --
  Prepaid expenses ............................................           5,168            5,401
                                                                  -------------    -------------
      Total assets ............................................     104,917,596      113,644,682
                                                                  -------------    -------------
LIABILITIES
  Payables:
    Cash overdraft ............................................              --               --
    Securities purchased ......................................              --          870,362
    Fund shares purchased .....................................          39,749           67,075
    Distributions to shareholders .............................              --               --
    Due to advisor ............................................          66,635           66,516
  Payables upon return of securites loaned ....................              --       17,457,607
  Other liabilities ...........................................          41,099           44,633
                                                                  -------------    -------------
    Total liabilities .........................................         147,483       18,506,193
                                                                  -------------    -------------
  NET ASSETS ..................................................   $ 104,770,113    $  95,138,489
                                                                  =============    =============
  Number of shares issued and outstanding
    (unlimited shares authorized, no par value) ...............       6,628,755        5,375,130
                                                                  -------------    -------------
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ....   $       15.81    $       17.70
                                                                  =============    =============
COMPONENTS OF NET ASSETS
    Paid-in capital ...........................................   $ 109,954,596    $  92,924,518
    Accumulated net investment income .........................         200,874               --
    Accumulated net realized gain (loss) on investments .......      (3,897,586)      (7,973,891)
    Net unrealized appreciation (depreciation) on:
        Investments ...........................................      (1,487,771)      10,187,862
        Foreign currency ......................................              --               --
                                                                  -------------    -------------
      Net assets ..............................................   $ 104,770,113    $  95,138,489
                                                                  =============    =============

See accompanying Notes to Financial Statements.

                                   CALIFORNIA
                 INTERMEDIATE     INTERMEDIATE
INTERNATIONAL    TOTAL RETURN     TAX-FREE BOND
    FUND           BOND FUND          FUND
------------     ------------     ------------
$ 65,003,063     $ 38,130,922     $ 33,025,793
============     ============     ============
$      1,350     $         --     $         --
============     ============     ============
$ 55,156,188     $ 39,219,963     $ 34,137,675
       1,795               --               --
   5,081,034          435,705               --

   2,309,371               --               --
     297,391          174,297               --
      76,507          584,323          525,822
      28,837               --               --
   8,194,320               --               --
       6,058               --               --
      10,785            3,991              799
------------     ------------     ------------
  71,162,286       40,418,279       34,664,296
------------     ------------     ------------

          --               --          120,191
   3,691,806               --               --
   2,683,499            1,399              842
          --               --           90,627
      37,387           25,184           17,101
   8,194,320               --               --
      42,068           17,144           13,808
------------     ------------     ------------
  14,649,080           43,727          242,569
------------     ------------     ------------
$ 56,513,206     $ 40,374,552     $ 34,421,727
============     ============     ============

   4,992,358        3,701,176        3,204,799
------------     ------------     ------------
$      11.32     $      10.91     $      10.74
============     ============     ============


$ 71,316,933     $ 39,211,383     $ 33,309,845
------------     ------------     ------------
  (4,957,297)          74,128               --

  (9,846,875)       1,089,041        1,111,882
         445               --               --
------------     ------------     ------------
$ 56,513,206     $ 40,374,552     $ 34,421,727
============     ============     ============

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF OPERATIONS For the Fiscal Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                                    LARGE CAP     SMALL-MID CAP
                                                                                       FUND            FUND
                                                                                   ------------    ------------
INVESTMENT INCOME
  Income
    Dividends ..................................................................   $  1,330,187    $    642,762
    Interest ...................................................................        131,688          46,968
                                                                                   ------------    ------------
      Total income .............................................................      1,461,875         689,730
                                                                                   ------------    ------------
  Expenses
    Advisory fees ..............................................................        881,878         570,397
    Registration expense .......................................................          7,404          13,889
    Fund accounting fees .......................................................         34,914          31,415
    Administration fees ........................................................         59,173          43,221
    Transfer agent fees ........................................................         31,596          33,389
    Trustee fees ...............................................................          9,676           9,972
    Audit fees .................................................................         15,410          15,003
    Custodian fees .............................................................         34,258          15,744
    Legal fees .................................................................          9,153           3,757
    Reports to shareholders ....................................................         25,656          16,276
    Insurance expense ..........................................................            821             511
    Miscellaneous ..............................................................          4,228           3,246
                                                                                   ------------    ------------
      Total expenses ...........................................................      1,114,167         756,820
      Add: expenses recouped by advisor ........................................             --          27,664
      Less: fees waived and expenses absorbed ..................................             --              --
                                                                                   ------------    ------------
      Net expenses .............................................................      1,114,167         784,484
                                                                                   ------------    ------------
        NET INVESTMENT INCOME (LOSS) ...........................................        347,708         (94,754)
                                                                                   ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on investments ......................................     (3,546,363)     (1,225,193)
  Net realized loss on foreign currency ........................................             --              --
  Net unrealized appreciation (depreciation) on
    Investments ................................................................    (13,058,333)      4,848,908
    Foreign currency ...........................................................             --              --
                                                                                   ------------    ------------
    Net realized and unrealized gain (loss) on investments
      and foreign currency .....................................................    (16,604,696)      3,623,715
                                                                                   ------------    ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........   $(16,256,988)   $  3,528,961
                                                                                   ============    ============

* Net of foreign tax withheld of $95,944.

See accompanying Notes to Financial Statements.

                                     CALIFORNIA
                  INTERMEDIATE      INTERMEDIATE
INTERNATIONAL     TOTAL RETURN      TAX-FREE BOND
    FUND            BOND FUND           FUND
------------      ------------      ------------
$    744,004*     $         --      $         --
      46,117         2,850,788         1,692,576
------------      ------------      ------------
     790,121         2,850,788         1,692,576
------------      ------------      ------------
     510,557           235,450           165,775
      16,512             8,351             1,314
      37,525            30,096            34,579
      36,926            33,587            28,326
      26,135            24,623            21,617
      10,067             9,229             7,433
      15,634             8,987             8,021
      30,455            15,610             7,008
       4,672             3,102             2,752
      14,580               839               689
         638               309               106
       5,495             4,651             1,262
------------      ------------      ------------
     709,196           374,834           278,882
      30,993            75,043                --
          --                --           (30,868)
------------      ------------      ------------
     740,189           449,877           248,014
------------      ------------      ------------
      49,932         2,400,911         1,444,562
------------      ------------      ------------

  (4,957,297)        1,093,387           327,324
    (116,664)               --                --

 (12,336,485)          230,902          (408,245)
         445                --                --
------------      ------------      ------------
 (17,410,001)        1,324,289           (80,921)
------------      ------------      ------------
$(17,360,069)     $  3,725,200      $  1,363,641
============      ============      ============

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          LARGE CAP
                                                                                             FUND
                                                                                ------------------------------
                                                                                 YEAR ENDED       YEAR ENDED
                                                                                  12/31/01         12/31/00
                                                                                -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) ..............................................   $     347,708    $     409,317
  Net realized gain (loss) on investments ...................................      (3,546,363)       3,862,289
  Net realized loss on foreign currency .....................................              --               --
  Net unrealized appreciation (depreciation) on
    Investments .............................................................     (13,058,333)      (6,686,631)
    Foreign currency ........................................................              --               --
                                                                                -------------    -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING .........................     (16,256,988)      (2,415,025)
                                                                                -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................................................        (354,026)        (202,125)
  From net realized gain ....................................................      (1,036,128)      (2,103,740)
                                                                                -------------    -------------
    TOTAL DISTRIBUTIONS .....................................................      (1,390,154)      (2,305,865)
                                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................................................      16,916,697       35,673,292
  Net asset value of shares issued on reinvestment of distributions .........         794,028        1,917,678
  Cost of shares redeemed ...................................................     (26,545,451)     (25,122,870)
                                                                                -------------    -------------
    NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS .................      (8,834,726)      12,468,100
                                                                                -------------    -------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ...............................     (26,481,868)       7,747,210

NET ASSETS
  Beginning of period .......................................................     131,251,981      123,504,771
                                                                                -------------    -------------
  END OF PERIOD .............................................................   $ 104,770,113    $ 131,251,981
                                                                                =============    =============
  Accumulated net investment income .........................................   $     200,874    $     207,192
                                                                                =============    =============

CHANGE IN CAPITAL SHARES
  Shares sold ...............................................................       1,063,100        1,928,516
  Shares issued on reinvestment of distributions ............................          48,743          108,938
  Shares redeemed ...........................................................      (1,786,880)      (1,349,153)
                                                                                -------------    -------------
  Net increase (decrease) ...................................................        (675,037)         688,301
                                                                                =============    =============

See accompanying Notes to Financial Statements.

                                                                                                              CALIFORNIA
                                                                            INTERMEDIATE                     INTERMEDIATE
         SMALL-MID CAP                     INTERNATIONAL                    TOTAL RETURN                     TAX-FREE BOND
             FUND                              FUND                           BOND FUND                           FUND
------------------------------    ------------------------------    ------------------------------    -----------------------------
  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
   12/31/01         12/31/00         12/31/01         12/31/00         12/31/01         12/31/00         12/31/01        12/31/00
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$     (94,754)   $     115,428    $      49,932    $     124,003    $   2,400,911    $   2,526,002    $   1,444,562   $   1,452,528
   (1,225,193)       6,268,833       (4,957,297)       1,527,366        1,093,387          (52,824)         327,324          28,652
           --               --         (116,664)              --               --               --               --              --

    4,848,908        3,148,118      (12,336,485)      (6,401,952)         230,902        1,755,943         (408,245)      1,449,699
           --               --              445               --               --               --               --              --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
    3,528,961        9,532,379      (17,360,069)      (4,750,583)       3,725,200        4,229,121        1,363,641       2,930,879
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


      (21,298)         (95,614)        (115,405)         (78,826)      (2,406,198)      (2,554,297)      (1,454,241)     (1,444,570)
   (2,345,271)      (2,984,357)         (13,194)      (1,569,846)        (693,771)              --         (209,757)             --
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
   (2,366,569)      (3,079,971)        (128,599)      (1,648,672)      (3,099,969)      (2,554,297)      (1,663,998)     (1,444,570)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------


   94,512,239       12,857,014      206,593,069       60,195,182       31,123,856        6,193,726       34,012,895      15,967,030
    1,530,774        2,730,421          130,107        1,454,588        1,487,077        1,744,804          417,119         411,905
  (44,626,624)     (26,477,202)    (184,549,580)     (44,012,108)     (39,959,043)     (15,920,099)     (31,060,553)    (28,374,555)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
   51,416,389      (10,889,767)      22,173,596       17,637,662       (7,348,110)      (7,981,569)       3,369,461     (11,995,620)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
   52,578,781       (4,437,359)       4,684,928       11,238,407       (6,722,879)      (6,306,745)       3,069,104     (10,509,311)


   42,559,708       46,997,067       51,828,278       40,589,871       47,097,431       53,404,176       31,352,623      41,861,934
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
$  95,138,489    $  42,559,708    $  56,513,206    $  51,828,278    $  40,374,552    $  47,097,431    $  34,421,727   $  31,352,623
=============    =============    =============    =============    =============    =============    =============   =============
$          --    $      21,298    $          --    $          --    $          --    $       3,804    $          --   $       9,678
=============    =============    =============    =============    =============    =============    =============   =============


    5,465,027          833,907       17,310,272        3,413,087        2,795,212          586,089        3,123,987       1,533,893
       82,167          170,427           10,164           92,252          135,269          166,269           38,394          39,528
   (2,647,873)      (1,698,840)     (15,537,245)      (2,493,793)      (3,580,161)      (1,519,193)      (2,853,438)     (2,745,628)
-------------    -------------    -------------    -------------    -------------    -------------    -------------   -------------
    2,899,321         (694,506)       1,783,191        1,011,546         (649,680)        (766,835)         308,943      (1,172,207)
=============    =============    =============    =============    =============    =============    =============   =============

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------
                                                           2001        2000        1999        1998       1997
                                                         -------     -------     -------     -------    -------
Net asset value, beginning of period .................   $ 17.97     $ 18.67     $ 17.03     $ 17.28    $ 14.32
                                                         -------     -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ............................      0.05        0.06        0.04        0.11       0.10
    Net realized and unrealized gain (loss)
      on investments .................................     (2.03)      (0.44)       2.71        2.38       4.34
                                                         -------     -------     -------     -------    -------
Total income (loss) from
  investment operations ..............................     (1.98)      (0.38)       2.75        2.49       4.44
                                                         -------     -------     -------     -------    -------
LESS DISTRIBUTIONS:
    From net investment income .......................     (0.05)      (0.03)      (0.04)      (0.11)     (0.11)
    From net realized gain ...........................     (0.13)      (0.29)      (1.07)      (2.63)     (1.37)
                                                         -------     -------     -------     -------    -------
Total distributions ..................................     (0.18)      (0.32)      (1.11)      (2.74)     (1.48)
                                                         -------     -------     -------     -------    -------
Net asset value, end of period .......................   $ 15.81     $ 17.97     $ 18.67     $ 17.03    $ 17.28
                                                         =======     =======     =======     =======    =======
Total return .........................................    (11.03)%     (2.00)%     16.33%      14.14%     30.99%
Net assets, end of period (millions) .................   $ 104.8     $ 131.3     $ 123.5     $  48.6    $  35.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived and expenses
      absorbed or recouped ...........................      0.95%       0.90%       1.03%       1.11%      1.18%
    After fees waived and expenses
      absorbed or recouped ...........................      0.95%       0.90%       1.03%       1.11%      1.18%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
    (after fees waived and expenses
      absorbed or recouped) ..........................      0.30%       0.30%       0.28%       0.57%      0.55%

    Portfolio turnover rate ..........................        32%         42%         33%         76%        51%

See accompanying Notes to Financial Statements.

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                        2001       2000       1999       1998       1997
                                                       ------     ------     ------     ------     ------
Net asset value, beginning of period ...............   $17.19     $14.82     $15.04     $13.12     $11.06
                                                       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................    (0.01)      0.04       0.07       0.05       0.02
    Net realized and unrealized gain
      on investments ...............................     1.15       3.54       0.47       2.07       2.14
                                                       ------     ------     ------     ------     ------
Total income from investment
  operations .......................................     1.14       3.58       0.54       2.12       2.16
                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
    From net investment income .....................    (0.01)     (0.04)     (0.07)     (0.05)     (0.05)
    From net realized gain .........................    (0.62)     (1.17)     (0.69)        --      (0.05)
    From paid-in capital ...........................       --         --         --      (0.15)        --
                                                       ------     ------     ------     ------     ------
Total distributions ................................    (0.63)     (1.21)     (0.76)     (0.20)     (0.10)
                                                       ------     ------     ------     ------     ------
Net asset value, end of period .....................   $17.70     $17.19     $14.82     $15.04     $13.12
                                                       ======     ======     ======     ======     ======
Total return .......................................     6.40%     24.77%      3.64%     16.17%     19.46%
Net assets, end of period (millions) ...............   $ 95.1     $ 42.6     $ 47.0     $ 33.0     $  6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived and expenses
      absorbed or recouped .........................     1.13%      1.20%      1.34%      1.35%      3.22%
    After fees waived and expenses
      absorbed or recouped .........................     1.17%      1.29%      1.30%      1.30%      1.30%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
    (after fees waived and expenses
     absorbed or recouped) .........................    (0.14)%     0.26%      0.53%      0.38%      0.45%

    Portfolio turnover rate ........................       17%        50%        50%        28%        47%

See accompanying Notes to Financial Statements.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                        2001       2000       1999       1998       1997
                                                       ------     ------     ------     ------     ------
Net asset value, beginning of period ...............   $16.15     $18.47     $15.51     $12.61     $10.91
                                                       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................     0.04       0.03       0.12       0.08       0.04
    Net realized and unrealized gain (loss)
      on investments ...............................    (4.83)     (1.82)      4.68       3.25       1.75
                                                       ------     ------     ------     ------     ------
Total income (loss) from
  investment operations ............................    (4.79)     (1.79)      4.80       3.33       1.79
                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
    From net investment income .....................    (0.04)     (0.03)     (0.12)     (0.08)     (0.05)
    From net realized gain .........................    (0.00)     (0.50)     (1.72)     (0.35)     (0.04)
                                                       ------     ------     ------     ------     ------
Total distributions ................................    (0.04)     (0.53)     (1.84)     (0.43)     (0.09)
                                                       ------     ------     ------     ------     ------
Net asset value, end of period .....................   $11.32     $16.15     $18.47     $15.51     $12.61
                                                       ======     ======     ======     ======     ======
Total return .......................................   (29.72)%    (9.65)%    31.06%     26.47%     16.42%
Net assets, end of period (millions) ...............   $ 56.5     $ 51.8     $ 40.6     $ 35.4     $  7.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived and expenses
      absorbed or recouped .........................     1.33%      1.28%      1.47%      1.45%      3.41%
    After fees waived and expenses
      absorbed or recouped .........................     1.38%      1.38%      1.40%      1.38%      1.40%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
    (after fees waived and expenses
      absorbed or recouped) ........................     0.09%      0.24%      0.63%      0.85%      0.61%

    Portfolio turnover rate ........................       88%        35%        57%        28%        29%

See accompanying Notes to Financial Statements.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                        2001       2000       1999       1998       1997
                                                       ------     ------     ------     ------     ------
Net asset value, beginning of period ...............   $10.82     $10.44     $11.01     $10.75     $10.59
                                                       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................     0.57       0.56       0.50       0.51       0.56
    Net realized and unrealized gain (loss)
      on investments ...............................     0.28       0.39      (0.57)      0.30       0.18
                                                       ------     ------     ------     ------     ------
Total income(loss) from
  investment operations ............................     0.85       0.95      (0.07)      0.81       0.74
                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
    From net investment income .....................    (0.57)     (0.57)     (0.49)     (0.51)     (0.58)
    From net realized gain .........................    (0.19)        --      (0.01)     (0.04)        --
                                                       ------     ------     ------     ------     ------
Total distributions ................................    (0.76)     (0.57)     (0.50)     (0.55)     (0.58)
                                                       ------     ------     ------     ------     ------
Net asset value, end of period .....................   $10.91     $10.82     $10.44     $11.01     $10.75
                                                       ======     ======     ======     ======     ======
Total return .......................................     7.98%      9.40%     (0.65)%     7.61%      7.19%
Net assets, end of period (millions) ...............   $ 40.4     $ 47.1     $ 53.4     $ 28.3     $  6.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived and expenses
      absorbed or recouped .........................     0.80%      0.82%      1.23%      1.00%      2.23%
    After fees waived and expenses
      absorbed or recouped .........................     0.96%      0.94%      0.94%      0.94%      0.95%
    After fees waived, expenses absorbed
      or recouped, and paid indirectly .............     0.96%      0.94%      0.94%      0.94%      0.95%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
    (after fees waived, expenses absorbed
      or recouped, and paid indirectly) ............     5.13%      5.34%      4.94%      4.93%      5.53%

    Portfolio turnover rate ........................       50%        10%        64%        49%        27%

See accompanying Notes to Financial Statements.

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------
                                                        2001       2000       1999       1998       1997
                                                       ------     ------     ------     ------     ------
Net asset value, beginning of period ...............   $10.83     $10.29     $10.77     $10.74     $10.64
                                                       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..........................     0.47       0.49       0.44       0.43       0.34
    Net realized and unrealized gain (loss)
      on investments ...............................    (0.02)      0.54      (0.48)      0.03       0.11
                                                       ------     ------     ------     ------     ------
Total income from investment operations ............     0.45       1.03      (0.04)      0.46       0.45
                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
    From net investment income .....................    (0.47)     (0.49)     (0.44)     (0.43)     (0.35)
    From net realized gains ........................    (0.07)        --         --         --         --
                                                       ------     ------     ------     ------     ------
Total distributions ................................    (0.54)     (0.49)     (0.44)     (0.43)     (0.35)
                                                       ------     ------     ------     ------     ------
Net asset value, end of period .....................   $10.74     $10.83     $10.29     $10.77     $10.74
                                                       ======     ======     ======     ======     ======
Total return .......................................     4.26%     10.18%     (0.44)%     4.37%      4.26%
Net assets, end of period (millions) ...............   $ 34.4     $ 31.4     $ 41.9     $  9.4     $  6.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived and expenses
      absorbed or recouped .........................     0.85%      0.96%      1.37%      2.23%      2.29%
    After fees waived and expenses
      absorbed or recouped .........................     0.75%      0.75%      0.75%      0.77%      1.56%
    After fees waived, expenses absorbed
      or recouped, and paid indirectly .............     0.75%      0.74%      0.71%      0.77%      0.95%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
    (after fees waived, expenses absorbed
      or recouped, and paid indirectly) ............     4.38%      4.63%      4.14%      3.88%      2.58%

    Portfolio turnover rate ........................       61%        33%        65%        47%        40%

See accompanying Notes to Financial Statements.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Kayne Anderson Rudnick Mutual Funds (the "Trust") (formerly Kayne Anderson Mutual Funds) was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five separate diversified series: Large Cap Fund, Small-Mid Cap Fund, International Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

     Between May 29, 1996 and the respective dates of commencement of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund to Kayne Anderson Rud-nick Investment Management, LLC (the "Advisor") (formerly Kayne Anderson Investment Management,
LLC) for $25,000, respectively.

     The Large Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $1 billion or more.

     The Small-Mid Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies that the Fund currently considers to be companies having a total market capitalization of not more than $3 billion.

     The International Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having a total market capitalization of $1 billion or more.

     The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

     The California Intermediate Tax-Free Bond Fund seeks current income exempt from federal and California state income tax. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION: The Funds' investments are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. Net investment income (loss) and net realized gain (loss) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income of net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each fund.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual result could differ from those estimates.

     E. SECURITIES LENDING TRANSACTIONS: The Funds receive compensation in the form of fees, or it retains a portion of interest of any cash received as collateral. The Funds also continue to receive interest and dividends on securities loaned. The loans are secured by collateral (102% for US dollar denominated securities, and 105% for non-US denominations) with cash, U.S. government securities or letters of credit. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

     F. FOREIGN CURRENCIES: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities and income denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market price on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates:

          Large Cap Fund                                        0.75%
          Small-Mid Cap Fund                                    0.85%
          International Fund                                    0.95%
          Intermediate Total Return Bond Fund                   0.50%
          California Intermediate Tax-Free Bond Fund            0.50%

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

     For the year ended December 31, 2001, the Funds incurred the following advisory fees:

          Large Cap Fund                                    $881,878
          Small-Mid Cap Fund                                $570,397
          International Fund                                $510,557
          Intermediate Total Return Bond Fund               $235,450
          California Intermediate Tax-Free Bond Fund        $165,775

     The Funds are responsible for their own operating expenses. The Advisor has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, so that their ratio of expenses to average net assets will not exceed the following levels:

          Small-Mid Cap Fund                                    1.30%
          International Fund                                    1.40%
          Intermediate Total Return Bond Fund                   0.95%
          California Intermediate Tax-Free Bond Fund            0.75%

     Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended De-cember 31, 2001, the Advisor waived fees and paid expenses of $30,868 for the California Intermediate Tax-Free Bond Fund. For the year ended December 31, 2001, the Advisor recouped fees previously waived and expenses absorbed of $27,664, $30,993 and $75,043 for Small-Mid Cap Fund, International Fund and Intermediate Total Return Bond Fund, respectively.

     At December 31, 2001, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:

          International Fund                                $  8,744
          California Intermediate Tax-Free Bond Fund        $185,882

     At December 31, 2001, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                        December 31,
                                               ------------------------------
Funds:                                           2002       2003       2004
------                                         --------   --------   --------
International Fund                             $  8,744   $     --   $     --
California Intermediate Tax-Free Bond Fund     $ 88,631   $ 66,383   $ 30,868

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

     Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee of $30,000 per Fund.

     Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the period ended December 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, were as follows:

Fund                                           Purchases          Sales
----                                          -----------      -----------
Large Cap Fund                                $36,164,959      $43,050,860
Small-Mid Cap Fund                            $58,916,308      $11,226,998
International Fund                            $66,523,920      $46,278,380
Intermediate Total Return Bond Fund           $ 7,971,015      $ 1,681,674
California Intermediate Tax-Free Bond Fund    $23,401,960      $19,881,441

     The Intermediate Total Return Bond Fund purchased $15,127,690 and sold $27,572,150 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by Large Cap Fund, Small-Mid Cap Fund, International Fund and California Intermediate Tax-Free Bond Fund.

NOTE 5 - SUBSEQUENT EVENTS

     On January 25, 2002, the shareholders approved a new Investment Management Agreement between Kayne Ander-son Rudnick Investment Management, LLC (the "Manager") and the Large Cap Fund, Intermediate Total Return Bond Fund, and the California Intermediate Tax-Free Bond Fund pursuant to which the Manager acts as adviser with respect to the assets of the Fund, effective January 29, 2002 with the closing of the proposed acquisition of a majority ownership interest in the Manager by Phoenix Investment Partners, Ltd. ("Phoenix"). On February 8, 2002, Small-Mid Cap Fund and International Fund approved their respective Investment Management Agreement as it pertains to the aforementioned acquisition.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

NOTE 6 - CAPITAL LOSS CARRYFORWARDS

     As of December 31, 2001 the Funds had capital loss carryforwards available for federal income tax purposes as follows:

                                                                                     California
                                                                   Intermediate     Intermediate
Capital loss          Large-Cap    Small-Mid Cap   International   Total Return       Tax-Free
carryforward            Fund            Fund            Fund         Bond Fund          Fund
------------         -----------    -----------     -----------     -----------     -----------
Expiring in: 2008             --    $ 6,730,898*             --              --              --
             2009    $ 2,968,666      1,242,994     $ 2,522,232              --              --
                     -----------    -----------     -----------     -----------     -----------
                     $ 2,968,666    $ 7,973,892     $ 2,522,232              --              --
                     ===========    ===========     ===========     ===========     ===========

     * Utilization of this capital loss carryforward which arose in connection with the tax-free reorganization with Sefton Small Company Value Fund is limited by federal income tax regulations to $838,736 annually.

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                                          Intermediate      California
                                         Large-Cap        Small-Mid      International    Total Return     Intermediate
                                           Fund           Cap Fund           Fund           Bond Fund     Tax-Free Fund
                                       -------------    -------------    -------------    -------------   -------------
Cost of investments for tax purposes   $ 106,848,397    $  83,471,850    $  67,438,128    $  38,130,922   $  33,025,793
                                       -------------    -------------    -------------    -------------   -------------
Undistributed Ordinary Income:
Net investment income                        200,874               --               --               --              --
Undistributed Short-Term
Capital Gains/(Losses)                    (2,218,147)         (89,586)        (179,503)              --              --
Undistributed Long-Term
Capital Gains/(Losses)                    (1,543,185)      (7,899,231)      (2,342,729)          74,128              --
Unrealized
Appreciation/(Depreciation)               (1,624,025)      10,187,863      (12,281,495)       1,089,041       1,111,882
                                       -------------    -------------    -------------    -------------   -------------
     Distributable Earnings            $  (5,184,483)   $   2,199,046    $ (14,803,727)   $   1,163,169   $   1,111,882
                                       =============    =============    =============    =============   =============

     The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                           Ordinary          Long-term
                                            income         capital gains
                                         -----------       -------------
Large-Cap Fund                           $  (354,026)       $(1,036,128)
Small-Mid Cap Fund                       $   (21,298)       $(3,345,271)
International Fund                       $  (115,405)       $   (13,194)
Intermediate Total Return Bond Fund      $(2,406,198)       $  (693,771)
Intermediate California Tax-Free Fund    $(1,454,241)       $  (209,757)

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

NOTE 8 - PORTFOLIO SECURITIES LOANED, FINANCIAL FUTURES CONTRACTS, AND FORWARD CURRENCY CONTRACTS

     As of December 31, 2001, the following funds loaned common stocks having a fair value and received the following collateral for the loans:

                                          Fair Value      Collateral Value
                                         -----------      ----------------
Small-Mid Cap Fund                       $16,917,890        $17,457,607
International Fund                       $ 7,915,817        $ 8,194,320

     At December 31, 2001, the International Fund sold the following foreign currency exchange contracts:

                                                          Unrealized Gain
                                                          ---------------
1,032,960 European monetary units vs.
$913,447 for settlement January 3, 2002                        $6,058

NOTE 8 - TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                TERM OF          OTHER PRINCIPAL       PORTFOLIOS IN         OTHER
                               POSITION(S)    OFFICE AND          OCCUPATIONS(S)       FUND COMPLEX      DIRECTORSHIPS
                                HELD WITH      LENGTH OF           DURING PAST          OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE             TRUST       TIME SERVED           FIVE YEARS           DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Allan Michael Rudnick*         Trustee and    Indefinite       Equity owner and the          5           None
(Age 61)                       President      term since       Chief Investment
c/o Kayne Anderson                            1995             Officer of the Advisor
Rudnick Mutual Funds                                           (and its predecessor)
1800 Avenue of the Stars,                                      since August 1989.
Ste 200
Los Angeles, CA 90067
----------------------------------------------------------------------------------------------------------------------
Carl D. Covitz                 Trustee        Indefinite       President and owner           5           Trustee of
(Age 62)                                      term since       of Landmark Capital                       SunAmerica
c/o Landmark Capital, Inc.                    1995             since 1973 (except for                    Annuities
9595 Wilshire Boulevard                                        various periods of                        Funds.
Beverly Hills, CA 90212                                        government service).
----------------------------------------------------------------------------------------------------------------------
Arnold B. Brustin              Trustee        Indefinite       President of Vision           5           None
(Age 58)                                      term since       Investments, a firm
c/o Vision Investments Inc.                   1995             involved in the
601 North Saltair Avenue                                       entertainment industry,
Los Angeles, CA 90049                                          since 1982.
----------------------------------------------------------------------------------------------------------------------

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                TERM OF          OTHER PRINCIPAL       PORTFOLIOS IN         OTHER
                               POSITION(S)    OFFICE AND          OCCUPATIONS(S)       FUND COMPLEX      DIRECTORSHIPS
                                HELD WITH      LENGTH OF           DURING PAST          OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE             TRUST       TIME SERVED           FIVE YEARS           DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Gerald I. Isenberg              Trustee       Indefinite       Professor at the              5           None
(Age 61)                                      term since       School of Cinema-
1637 East Valley Road                         1995             Television at the
Montecito, CA 93108                                            University of Southern
                                                               California in
                                                               Los Angeles.
----------------------------------------------------------------------------------------------------------------------
William H. Waldorf              Trustee       Indefinite       Chairman and Chief            5           Griffon Corp.,
(Age 63)                                      term since       Executive Officer of                      Hope College,
c/o Landmark Distrib.                         1995             Landmark Distribution                     Elmira College,
Group, Inc.                                                    Group, Inc., and its                      and Interchurch
100 Jericho Quadrangle                                         affiliated companies.                     Center.
Jericho, NY 11753
----------------------------------------------------------------------------------------------------------------------
Ralph Collins Walter            Treasurer     Indefinite       Management                    5           None
(Age 55)                                      term since       Committee Member
c/o Kayne Anderson                            2000             7/2000 - present for
Rudnick Mutual Funds                                           Advisor; Chief
1800 Avenue of the Stars,                                      Operating Officer and
Ste 200                                                        Treasurer for Adviser,
Los Angeles, CA 90067                                          Kayne Anderson
                                                               Investment
                                                               Management, Inc.,
                                                               Kayne Anderson
                                                               Capital Advisors, L.P.
                                                               and KA Associates,
                                                               Inc. 3/2000 - present;
                                                               Chief Administrative
                                                               Officer for ABN
                                                               AMRO 7/86 - 3/2000.
----------------------------------------------------------------------------------------------------------------------

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                TERM OF          OTHER PRINCIPAL       PORTFOLIOS IN         OTHER
                               POSITION(S)    OFFICE AND          OCCUPATIONS(S)       FUND COMPLEX      DIRECTORSHIPS
                                HELD WITH      LENGTH OF           DURING PAST          OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE             TRUST       TIME SERVED           FIVE YEARS           DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------
David Shladovsky               Secretary      Indefinite       General Counsel and           5           None
(Age 41)                                      term since       Secretary of Advisor
c/o Kayne Anderson                            1997             and its affiliated
Rudnick Mutual Funds                                           companies. Prior to
800 Avenue of the Stars,                                       joining the firm in
Ste 200                                                        January 1997,
Los Angeles, CA 90067                                          Mr. Shladovsky was
                                                               Corporate Counsel to
                                                               Hughes, Hubbard &
                                                               Reed LLP.
----------------------------------------------------------------------------------------------------------------------

* "Interested person," as defined in the 1940 Act.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of Kayne Anderson Rudnick Mutual Funds
Los Angeles, California

     We have audited the accompanying statements of assets and liabilities of Kayne Anderson Rudnick Mutual Funds (comprising, respectively, the Large Cap Fund, the Small-Mid Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund), including the portfolios of investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Kayne Anderson Rudnick Mutual Funds as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP
                                          Philadelphia, Pennsylvania
                                          January 25, 2002

--------------------------------------------------------------------------------

                                    ADVISOR
               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
                      1800 Avenue of the Stars, 2nd Floor
                         Los Angeles, California 90067
                                 (800) 231-7414

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                          CUSTODIAN AND TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                    AUDITORS
                        BRIGGS, BUNTING & DOUGHERTY, LLP
                           Two Penn Center, Suite 820
                        Philadelphia, Pennsylvania 19102

                                 LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

--------------------------------------------------------------------------------

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.